                                                                    Exhibit 10.1


                              FORMATION AGREEMENT


     THIS FORMATION AGREEMENT (this "Agreement") is made and entered into as of the 7th day of May, 1997 by and among (i) BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Corporation"), (ii) BROOKDALE HOLDINGS, INC., a Delaware corporation ("Holdings"), (iii) MARK J. SCHULTE ("Schulte"), (iv) THE PRIME GROUP, INC., an Illinois corporation ("PGI"), and (v) PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership ("PGLP").

                                   RECITALS:
                                   --------

     A. The Corporation is a recently organized corporation formed for the purpose of, among other things, acquiring substantially all of the senior and assisted living business and operations of the senior housing division of PGI and its affiliates, including all ownership interests of PGI and PGLP in BLC Property, Inc., a Delaware corporation ("Property"), River Oaks Partners, an Illinois general partnership ("River Oaks") and The Ponds of Pembroke Limited Partnership, an Illinois limited partnership ("Pembroke") (Property, River Oaks and Pembroke being hereinafter referred to collectively as the "Contributed Entities" and River Oaks and Pembroke being hereinafter referred to together as the "Partnerships"), together with all other interests of PGI and PGLP in and to each of the businesses and facilities operated and owned by the Contributed Entities (all of such ownership interests in the Contributed Entities and all of such other assets being together referred to herein as the "Contributed Projects").

     B.  Holdings is a wholly owned subsidiary of the Corporation.

     C. Schulte, PGI and PGLP (collectively, the "Transferors") desire to convey all of their respective right, title and interest in and to the Contributed Projects and the operations relating thereto to the Corporation in connection with an initial public offering (the "Offering") of shares of the Corporation's common stock, par value $0.01 per share (the "Common Stock").

     D. Schulte desires to convey certain of his respective right, title and interest in and to The Island on Lake Travis facility in Lago Vista, Texas ("The Island Facility") to the Corporation in connection with the Offering of Common Stock.

      E. The Corporation has agreed with PGI to terminate the right, title and interest in and to The Island Facility, conveyed to it by Schulte, and has agreed to cause Schulte, as a condition of his employment by the Corporation, to pay or reimburse PGI or its affiliate for three percent (3.0%) of any negative cash flow incurred or realized by PGI or any affiliate of PGI by or from the operation of The Island Facility.

     F. PGI has entered into an agreement (the "Kemper Agreement") with KILICO Realty Corporation and Kemper Investors Life Insurance Company (collectively, the "Kemper Transferors") pursuant to which the Kemper Transferors have agreed to convey certain interests in River Oaks and Pembroke to PGI or its designee or assignee.

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     G.  PGI previously assigned to PGLP, and PGLP has agreed to convey and assign to the Corporation, the rights to receive certain partnership interests as hereinafter described from the Kemper Transferors, and the Corporation has agreed to assume the obligation to pay the purchase price therefor as set forth in the Kemper Agreement.

     H. PGI has entered into certain real estate purchase agreements with (i) Hawthorn Lakes Associates dated as of September 16, 1996, (ii) Edina Park Plaza Associates Limited Partnership dated as of September 16, 1996 and (iii) Park Place General Partnership and Park Place II, L.L.C. dated as of February 20, 1997 (collectively, such purchase agreements are referred to herein as the "Facility Acquisition Agreements" and the parties thereto other than PGI are referred to herein as the "Facility Transferors") for the purchase of certain senior and assisted living facilities owned by the Facility Transferors.

     I. PGI has agreed to convey and assign to the Corporation or its designee all of PGI's rights under the Facility Acquisition Agreements and the Corporation has agreed to assume PGI's obligations under the Facility Acquisition Agreements.

     J. PGI has entered into certain real estate purchase agreement with (i) certain trusts and the direct and indirect beneficiaries thereof with respect to a development site located in Glen Ellyn, Illinois dated as of February 24, 1997, (ii) AC Properties, L.L.C. dated as of February 14, 1997 and (iii) VG Office Partnership '95, Ltd. dated February 21, 1997, as amended (collectively, such purchase agreements are referred to herein as the "Development Site Acquisition Agreements" and the parties thereto other than PGI are referred to herein as the "Development Site Transferors") for the purchase of certain parcels of real estate owned by the Development Site Transferors.

     K. PGI has agreed to convey and assign to the Corporation or its designee all of PGI's rights under the Development Site Acquisition Agreements and the Corporation has agreed to assume PGI's obligations under the Development Site Acquisition Agreements.

     L. The parties desire to enter into this Agreement to set forth their understanding with respect to the manner in which the Corporation (or its designee) will acquire interests in the Contributed Projects, the operations relating thereto and the rights of PGI and PGLP in the Kemper Agreement, the Facility Acquisition Agreements and the Development Site Acquisition Agreements in exchange for shares of Common Stock, cash and the assumption of certain liabilities.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. TRANSFER OF CONTRIBUTED PROJECTS AND CERTAIN OTHER ASSETS. As part of a single plan, on the Closing Date (as hereinafter defined) the Transferors

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will convey (x) the Contributed Projects together with (y) the rights of PGI in the Kemper Agreement, the Facility Acquisition Agreements and the Development Site Acquisition Agreements, to the Corporation or its designee in connection with the Corporation's initial public offering, in consideration for the issuance by the Corporation of its Common Stock to the Transferors as provided in Section 3, the assumption by the Corporation and Holdings of the liabilities associated with the Contributed Projects referred to in Section 4 and the cash payments referred to in Section 4, all in a transaction designed to meet the requirements of section 351(a) of the Code.

          (a) PGI shall transfer to Holdings a 1% general partnership interest in River Oaks and a 1% general partnership interest in Pembroke.

          (b)  PGI shall transfer to the Corporation the following:

                    (i)  A 49% general partnership interest in River Oaks.

                   (ii)  A 24% general partnership interest in Pembroke.

                  (iii) All of its rights and interests in the Facility Acquisition Agreements and the Development Site Acquisition Agreements.

                   (iv) All of its interests in all other assets and properties of the senior housing division of PGI and its affiliates, as more fully described in Exhibit A hereto.

          (c) (i) PGLP shall transfer to the Corporation all of its rights under the Kemper Agreement, including its rights to purchase the following partnership interests from the Kemper Transferors pursuant to the Kemper Agreement:

and                      (1)  A 50% general partnership interest in River Oaks;

                         (2)  A 25% limited partnership interest and a 50%
general partnership interest in Pembroke; or

                   (ii) If PGLP's rights under the Kemper Agreement are not transferred to the Corporation pursuant to Section l(c)(i) above, all of its right, title and interest in:

                         (1)  A 50% general partnership interest in River Oaks
acquired pursuant to the Kemper Agreement; and

                         (2)  A 25% limited partnership interest and a 50%
general partnership interest in Pembroke acquired pursuant to the Kemper Agreement.

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          (d)  Schulte shall transfer to the Corporation all of his right, title and interest in and to the Contributed Entities, the Contributed Projects and the senior and assisted living business and operations of the senior housing division of PGI and its affiliates held by Schulte pursuant to that certain Employment and Equity Participation Agreement (the "Employment and Equity Participation Agreement"), between Schulte and PGI (which agreement supersedes that certain Compensation Agreement dated September 13, 1995 between Schulte and
PGI).

          (e)  In conjunction with the transfers described in clauses (a), (b),
(c) and (d) of this Section 1,

                    (i) Schulte shall transfer to the Corporation all of his right, title and interest to The Island Facility pursuant to the Employment and Equity Participation Agreement; and

                   (ii) The Corporation hereby terminates and waives any and all right, title and interest to The Island Facility received pursuant to clause
(i) of this Section 1(e), and all agreements and arrangements representing such interest shall have no further force or effect.

     2. CERTAIN DISTRIBUTIONS. On or prior to the Closing Date, the Transferors shall have the right to receive distributions from the Partnerships, net of all advances to PGI by the Partnerships, provided, that at the time of the Closing (as defined below), the Partnerships shall have unrestricted cash in the aggregate amount of not less than $800,000 after giving effect to such distributions. Within forty-five (45) days following the Closing Date, the Corporation shall deliver to the Transferors an accounting prepared by its independent accountants showing the actual computation of unrestricted cash of the Corporation as of the Closing Date following the distribution described in the first sentence of this Section 2, and, within ten days of receipt of such accounting, either (a) the Transferors shall pay to the Corporation a sum equal to the amount, if any, by which $800,000 exceeds the amount of unrestricted cash shown on such accounting or (b) the Corporation shall pay, or cause one or more of River Oaks or Pembroke to pay, to the Transferors an aggregate sum equal to the amount, if any, by which the amount of unrestricted cash shown on such accounting exceeds $800,000. In addition to any distributions made to PGI pursuant to the first sentence of this Section 2, the Earnest Money (as defined in the Kemper Agreement) under the Kemper Agreement shall be returned to PGLP (or, if the Earnest Money is credited against the purchase price payable to the Kemper Transferors, the Corporation shall reimburse PGLP for such purchase money) and PGI shall be entitled to reimbursement from the Corporation of all sums delivered by PGI to the Facility Transferors under Facility Acquisition Agreements and the Development Site Acquisition Agreements as a deposit, prepayment or earnest money, all of which is set forth on Schedule 1 hereto.

     3. ISSUANCE OF COMMON STOCK. In consideration of the transfer of the assets provided for in Section 1, on the Closing Date, the Corporation shall issue an aggregate of 1,703,043 shares of its Common Stock to PGI and PGLP (100,000 shares of which PGI has agreed to grant to Darryl W. Copeland, Jr. an option to purchase pursuant to the terms, and

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subject to the conditions, of that certain Stock Option and Deposit Agreement dated as of the date hereof by and between Darryl W. Copeland, Jr. and PGI), and 296,957 shares of its Common Stock to Schulte. All such shares of Common Stock shall be fully paid and nonassessable.

     4. ASSUMPTION OF LIABILITIES; CERTAIN PAYMENTS.

          (a) As partial consideration for the transfer of the assets by the Transferors to the Corporation as provided for in Section 1, on the Closing Date the Corporation and Holdings will enter into an Assignment and Assumption Agreement substantially in the form of Exhibit A pursuant to which the Corporation shall assume all of the outstanding liabilities of each Transferor with respect to the assets being transferred (including the assets and operations of River Oaks and Pembroke and the operations of the senior housing division of PGI) and pursuant to which Holdings will assume certain liabilities relating to the Partnerships, whether or not reflected on the books and records of the Transferors or the entity whose ownership is being transferred, and whether known or unknown, accrued or unaccrued, absolute, contingent or otherwise.

          (b) In addition, on the Closing Date, the Corporation will make cash payments as described in Schedule 1 to this Agreement which payments shall be in complete satisfaction of the recipients' obligations hereunder in respect of the Transferors' right, title and interest in the Contributed Projects and each of the Partnerships, including reimbursement to PGI of all costs and expenses incurred by PGI in connection with the Offering and the transactions contemplated thereby.

     5. CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the day (the "Closing Date") immediately following the day that all of the conditions precedent of the Transferors and the Corporation under this Agreement have been met or waived by the party entitled to the benefit thereof, but in any event no later than the date of closing of the Offering.

     6. REPRESENTATIONS AND WARRANTIES.

          (a) Each of PGI and PGLP hereby represents and warrants to the Corporation and Holdings as follows:

               (i) It is a corporation or limited partnership duly organized and validly existing under the laws of its jurisdiction of organization.

               (ii) It has the full corporate or partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (iii) This Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

               (iv) It owns the partnership interests and other assets to be transferred by it to the Corporation pursuant to the terms of this Agreement free and clear of all liens and encumbrances, other than restrictions contained in the partnership agreement with respect to a particular Partnership.

               (v) Each of the Partnerships is duly organized and validly existing.

               (vi) The Contributed Projects have been operated in the ordinary course since December 31, 1996.

          (b) Schulte hereby represents and warrants to the Corporation and Holdings as follows:

               (i) This Agreement constitutes his valid and legally binding obligation, enforceable against him in accordance with its terms.

               (ii) He owns the interests to be transferred by him to the Corporation pursuant to the terms of this Agreement free and clear of all liens and encumbrances.

          (c) Except as specifically warranted in Sections 6(a) and 6(b), the Transferors make no representations and warranties to the Corporation or Holdings whatsoever regarding the Contributed Projects, the assets or properties to be acquired under the Facility Acquisition Agreements and the Development Site Acquisition Agreements, or the assets of the Contributed Entities, including, but not limited to, the warranty of merchantability or fitness for a particular use, which is specifically disclaimed. The Corporation acknowledges that all of the assets to be conveyed by the Transferors to the Corporation (and all of the assets of the Contributed Entities) will be conveyed "as is, where is." Transferors make no representation or warranty with respect to any asset which is the subject of any of the Facility Acquisition Agreements or the Development Site Acquisition Agreements.

          (d) Each of the Corporation and Holdings hereby represents, warrants and covenants with and to the Transferors as follows:

               (i) It is a corporation duly organized and validly existing under the laws of the State of Delaware.

               (ii) It has the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (iii) This Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

          (e) The Corporation hereby represents, warrants and covenants with and to the Transferors as follows:

               (i) The Common Stock to be issued by the Corporation to the Transferors pursuant to the terms of this Agreement will be duly authorized, fully paid and nonassessable.

               (ii) The Corporation will not take any action which would cause the transfers provided for in Section 1 not to qualify for tax-free treatment under section 351 of the Code.

               (iii) On the Closing Date, the Corporation will hire all of the employees of the Transferors associated with the Contributed Projects and will assume all liabilities and obligations to or with respect to such employees, including any accrued but unpaid benefits, bonuses and vacation pay.

          (f) All of the representations and warranties provided for in this
Section 6 shall survive the Closing Date and the delivery of the closing documents on the Closing Date.

     7. CONDITIONS PRECEDENT.

          (a) The obligation of the Transferors to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions (any of which may be waived by the Transferors in writing):

               (i) All the terms, covenants and conditions of this Agreement to be complied with and performed by the Corporation and Holdings on or before the Closing Date shall have been fully complied with and performed in all respects.

               (ii) All the representations and warranties made by the Corporation and Holdings herein shall be true and correct in all material respects on and as of the Closing Date.

               (iii) All consents required for the valid and effective transfer of the assets to be transferred in accordance with Section 1 shall have been obtained and the consent to the assumption by the Corporation of the debts to be assumed by the Corporation and Holdings pursuant to Section 4 shall have been obtained, except for any approvals and consents described in Schedule 2 to this Agreement.

               (iv) There shall be no pending or threatened litigation against any of the parties hereto concerning or relating to the transactions contemplated hereby.

               (v) The approval of all administrative agencies, if any, whose approval of the transactions contemplated hereby is necessary or desirable shall have been obtained.

               (vi) Each of the transactions contemplated by the Kemper Agreement shall close at or prior to the time of Closing of the transactions contemplated hereby.

               (vii) PGI and the Corporation shall have entered into a Space Sharing Agreement substantially in the form of Exhibit B attached hereto and made a part hereof.

               (viii) The Corporation, PGI and PGLP shall have entered into a Registration Rights Agreement substantially in the form of Exhibit C attached hereto and made a part hereof.

               (ix) The Corporation, PGLP, Michael W. Reschke and PGI shall have entered into a Non-Compete Agreement substantially in the form of Exhibit D attached hereto and made a part hereof.

               (x) PGI, PGLP, Prime Group VI, L.P., an Illinois limited partnership, and the Corporation shall have entered into a Voting Agreement substantially in the form of Exhibit E attached hereto and made a part hereof.

               (xi) The Corporation and The Island on Lake Travis, Ltd., an affiliate of PGI, shall have entered into a Management Agreement substantially in the form of Exhibit F attached hereto and made a part hereof.

               (xii) PGI and Schulte shall have entered into an Indemnity Agreement substantially in the form of Exhibit G attached hereto and made a part hereof.

          (b) The obligations of the Corporation and Holdings to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions (any of which may be waived by the Corporation and Holdings in writing):

               (i) All the terms covenants and conditions of this Agreement to be complied with and performed by the Transferors on or before the Closing Date shall have been fully complied with and performed in all respects.

               (ii) All the representations and warranties made by the Transferors herein shall be true and correct in all material respects on and as of the Closing Date.

               (iii) All required consents necessary for the valid and effective transfer of the assets to be transferred to the Corporation in accordance with the provisions of

Section 1 shall have been obtained, except for any approvals and consents described in Schedule 2 to this Agreement.

               (iv) The Corporation shall have obtained title insurance (or endorsed commitment) insuring that all real property owned by the Contributed Entities, are vested in the respective entities free and clear of all mortgages, liens and encumbrances except those reasonably acceptable to the Corporation.

               (v) The conditions referred to in Sections 7(a)(iv) through 7(a)(xii) shall have been complied with or otherwise satisfied .


     8. INDEMNIFICATION

          (a) Each Transferor hereby agrees to indemnify the Corporation and Holdings for, and to hold the Corporation and Holdings harmless from, the following:

               (i) Any and all liabilities, damages, losses, costs or deficiencies resulting from any misrepresentation, breach of any warranty or nonfulfillment of any agreement or covenant on the part of that Transferor, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby; and

               (ii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to the foregoing, including reasonable attorney's fees.

          (b) Each of the Corporation and Holdings hereby agrees to indemnify each Transferor for, and to hold each Transferor harmless from, the following:

               (i) Any and all indebtedness, lease, contract or other liabilities and obligations assumed by the Corporation and Holdings in accordance with the terms hereof;

               (ii) Any and all liabilities, losses, costs, damages or deficiencies resulting from any misrepresentations, breach of any warranty or nonfulfillment of any agreement or covenant on the part of the Corporation or Holdings, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby;

               (iii) Any and all liabilities, damages, losses, costs or deficiencies resulting from any act or circumstance relating to any of the assets transferred (including the assets and operations of the Contributed Entities and operations of PGI's senior housing division) whenever occurring;

               (iv) Any loss, claim, damage, or liability, including any loss, claim, damage, or liability under the Securities Act of 1933, as amended, or any applicable state securities laws, arising out of, or attributable to the Offering, except for losses, claims, damages or liabilities arising from the inaccuracy of information supplied in writing by PGI for inclusion in the prospectus relating to the Offering; and

          (v) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing, including reasonable attorneys' fees.

          (c) Any party seeking indemnification ("Indemnitee") pursuant to this
Section 8 shall promptly (within 20 days of service to the Indemnitee if a third party has commenced actual litigation against the Indemnitee) give written notice to the party from which indemnification is sought ("Indemnitor") after the Indemnitee has knowledge of any claim against the Indemnitor as to which recovery may be sought against the Indemnitee pursuant to this Section 8, or of the commencement of any legal proceedings against the Indemnitee as to such claim after the Indemnitee has knowledge of such proceedings, whichever shall first occur, and shall permit the Indemnitor to assume the defense of any such claim or any litigation resulting from such claim. Such notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. The right of the Indemnitee to indemnification hereunder shall be deemed agreed to unless, within ten days after the receipt of such notice, the Indemnitee is notified in writing by the Indemnitor that it disputes the right to indemnification as set forth in such notice. Failure by the Indemnitor to notify the Indemnitee of the Indemnitor's election to defend such action within ten days after notice thereof shall have been given to the Indemnitor, or failure to deliver notification to the Indemnitee by the Indemnitor that the Indemnitee's right to indemnification is being disputed, shall be deemed an acknowledgment by Indemnitor that Indemnitee is entitled to indemnification hereunder and shall be deemed to be an election by Indemnitor to defend such action. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (except with the consent of the Indemnitee) or enter into any settlement (except with the consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a full, absolute and unconditional release from all liability in respect of such claim or litigation.

          (d) If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding the foregoing, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of
Section 8(c), the

Indemnitor shall not be obligated to pay the Indemnitee the amount provided for in this Section 8(d) until such dispute has been resolved and it has been determined that the Indemnitor is required to make such indemnification payment.

          (e) The right of any party to seek indemnification hereunder shall expire as to any claim not made on or prior to the first anniversary of the Closing whether or not the basis for any such claim was known on such date.

     9. MISCELLANEOUS.

          (a) Each of the parties hereto hereby covenants and agrees that subsequent to the Closing Date they will, at any time, and from time to time, upon the request and at the expense of the Corporation, do, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to fully effectuate the transactions contemplated by this Agreement. Each of the Transferors and Schulte hereby constitutes and appoints the Corporation as its true and lawful attorney-in-fact, with full power of substitution, to collect for the account of the Corporation or Holdings, as applicable, any receivables and other items conveyed to the Corporation or Holdings, as applicable, pursuant to the provisions of
Section 1, to endorse in the name of the Transferor, the Corporation or Holdings, or any of them, any check received on account of any receivable, claim or other item, to institute and prosecute in the name of a Transferor or otherwise, any and all proceedings which the Corporation or Holdings may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to any of such transferred assets.

          (b) All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and be personally delivered against a written receipt, delivered to a reputable messenger service (such as FedEx, DHL Courier, United Parcel Service, etc.) for overnight delivery, transmitted by confirmed telephonic facsimile (fax) or transmitted by mail, registered, express or certified, return receipt requested, postage prepaid, addressed as follows:

     If to the Corporation or Holdings:

           Brookdale Living Communities, Inc.
           77 West Wacker Drive
           Suite 3900
           Chicago, Illinois 60601
           Attn: President
           Fax: (312) 917-0460

     With a copy to:

          Winston & Strawn
          35 West Wacker Drive
          Chicago, Illinois 60601
          Attn: Wayne D. Boberg
          Fax: (312) 558-5700

     If to Schulte:

          Mark J. Schulte
          301 Homewood Lane
          Barrington, Illinois 60010

     If to PGI or PGLP:

          c/o The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn: Michael W. Reschke
          Fax: (312) 917-1511

     With a copy to:

          The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn: Robert J. Rudnik
          Fax: (312) 917-1684

All notices, demands and requests shall be effective upon being properly personally delivered, upon being delivered to a reputable messenger service, upon transmission of a confirmed fax, or upon being deposited in the United States mail in the manner provided in this Section 9. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date on the confirmation of a fax, or the date on the return receipt, as applicable. If any party refuses delivery, the notice, demand or request shall be deemed received (i) one business day after personal delivery of the notice, demand or request was attempted or the notice, demand or request was delivered to a reputable messenger service or was transmitted by fax or (ii) three business days after the notice, demand or request was deposited in the United States mail.

          (c) This Agreement may be modified or amended from time to time only by a written instrument executed by all of the parties hereto.

          (d) Captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof. All references to Sections herein shall refer to Sections of this Agreement unless the context clearly requires otherwise.

          (e) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (f) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to its conflicts of laws rules.

          (g) This Agreement represents the entire agreement of the parties hereto with respect to the subject matter hereof.

          (h) This Agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                          [signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                 CORPORATION AND HOLDINGS:

                                 BROOKDALE LIVING COMMUNITIES, INC.

                                 By: /s/ Mark J. Schulte
                                     ----------------------------------------
                                        Mark J. Schulte,
                                        President and Chief Executive Officer


                                 BROOKDALE HOLDINGS, INC.


                                 By: /s/ Mark J. Schulte
                                     ----------------------------------------
                                        Mark J. Schulte,
                                        President


                                 TRANSFERORS:

                                 Mark J. Schulte
                                 --------------------------------------------
                                 MARK J. SCHULTE


                                 THE PRIME GROUP, INC.

                                 By: /s/ Michael W. Reschke
                                     ----------------------------------------

                                 Name:   Michael W. Reschke
                                       --------------------------------------

                                 Title:  President
                                        -------------------------------------


                                 PRIME GROUP LIMITED PARTNERSHIP

                                 By: /s/ Michael W. Reschke
                                     ----------------------------------------
                                         Michael W. Reschke,
                                         Managing General Partner

                                  SCHEDULE 1
                                     TO
                             FORMATION AGREEMENT

                                CERTAIN PAYMENTS

Amounts Payable to PGI or PGLP pursuant to Section 2:
                                           ---------
              Purchase Price for the interests in River Oaks
              and Pembroke described in Section 1(c):              $6,150,000
                                        ------------

              EARNEST MONEY DEPOSITS:

              Facility Acquisitions
              ---------------------
              Edina Park Plaza                                         25,000
              Hawthorn Lakes                                           25,000
              Park Place                                              510,000

              Development Site Acquisitions
              -----------------------------
              Austin                                                   50,000
              Southfield                                               10,000
              Glen Ellyn                                               10,000

              Amounts Payable to PGI pursuant to Section 4(b):
                                                 ------------

              CREDIT ENHANCEMENT
              COMMITMENT FEE:

              LaSalle/Bank One                                        477,990

              OFFERING COSTS AND EXPENSES:

              Costs and Expenses through 5/6/97                     1,152,715
                                                                    ---------

                   TOTAL                                           $8,410,705
                                                                   ==========

                                   SCHEDULE 2
                                       TO
                              FORMATION AGREEMENT

                             POST-CLOSING CONSENTS


                                     None.

                                   EXHIBIT A
                                      TO
                              FORMATION AGREEMENT

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      FOR TRANSFER OF CONTRIBUTED ASSETS
                      ----------------------------------

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MARK J. SCHULTE, THE PRIME GROUP, INC., an Illinois corporation, and PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership (collectively, "Assignors") do hereby assign, transfer and convey to BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Corporation"), and BROOKDALE HOLDINGS, INC., a Delaware corporation ("Holdings" and, together with the Corporation, "Assignees"), the assets (collectively, the "Contributed Assets") described on Schedule A attached hereto and made a part hereof, together with any and all right, title and interest in any property, both real and personal, to which the Contributed Assets relate and any other rights, privileges and benefits appertaining thereto; provided, that the only portion of the Contributed Assets that is hereby assigned, transferred and conveyed to Holdings shall be a one percent (1%) general partnership interest in River Oaks (as defined in the Formation Agreement) and a one percent (1%) general partnership interest in Pembroke (as defined in the Formation Agreement).

          Assignees hereby (i) accept the assignment and transfer of the Contributed Assets and expressly assume (but in the case of Holdings, only with respect to the Contributed Assets consisting of the interests in the Partnerships (as hereinafter defined) assigned, transferred and conveyed to Holdings by Assignors) any and all duties, obligations and liabilities, whether arising prior to or after the date hereof, with respect to the Contributed Assets and the properties and assets owned by the Partnerships as further described on Schedule A (collectively the "Assumed Obligations") and (ii) agree to indemnify and hold harmless Assignors, and Assignors' respective partners, directors, officers, employees and agents, and its and their respective heirs, legal representatives, successors and assigns, from and against any liability, demand, claim or action in relation to any and all duties, obligations and liabilities so assumed (it being understood by the parties hereto that Holdings' assumption of duties, obligations and liabilities is limited as set forth in clause (i) of this sentence).

          Assignors hereby certify that they have full power to make this Assignment, that this Assignment is being made in compliance with applicable law and agreements and that the Contributed Assets have not otherwise been conveyed, sold, transferred, encumbered, pledged, hypothecated or assigned. Except as expressly set forth herein, and except for warranties made by Assignors in that certain Formation Agreement dated as of the date hereof (the "Formation Agreement"), among Assignors and Assignees, this Assignment is made without representation or warranty. All capitalized terms used in this Assignment and any Exhibit or Schedule hereto without definition have the meanings assigned to them in the Formation Agreement.

                           [signature page follows]

          IN WITNESS WHEREOF, Assignors and Assignees have executed this Assignment as of the 7th day of May, 1997.

                                 ASSIGNORS:


                                 ----------------------------------------------
                                 MARK J. SCHULTE

                                 THE PRIME GROUP, INC., an Illinois corporation


                                 By:   ----------------------------------------

                                 Name: ----------------------------------------

                                 Its:  ----------------------------------------


                                 PRIME GROUP LIMITED PARTNERSHIP, an
                                 Illinois limited partnership

                                 By:   ----------------------------------------
                                            Michael W. Reschke,
                                            Managing General Partner


                                 ASSIGNEES:

                                 BROOKDALE LIVING COMMUNITIES, INC., a
                                 Delaware corporation

                                       By:  -----------------------------------
                                            Mark J. Schulte,
                                            President and Chief Executive
                                            Officer

                                 BROOKDALE HOLDINGS, INC., a Delaware
                                 corporation

                                       By:  -----------------------------------
                                            Mark J. Schulte,
                                            President

                                  SCHEDULE A
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

  I. ASSUMED OBLIGATIONS
     -------------------

     A.   Kemper Agreement
          ----------------

          The obligation to pay the purchase price under the Kemper Agreement (but only if Assignors hereby transfer their rights under the Kemper Agreement to the Corporation pursuant to Section l(c)(i) of the Formation Agreement).

     B. Facility Acquisition Agreements and Development Site Acquisition Agreements
          ----------------------------------------------------------------

          All obligations of Assignors under the Facility Acquisition Agreements and the Development Site Acquisition Agreements.

     C.   Current Liabilities
          -------------------

          [to be supplied by PGI]

 II. CONTRIBUTED ASSETS
     ------------------

     All business assets of the Assignors which are used in connection with (i) the ownership, operation and management of the Contributed Projects owned, operated or managed prior to the date hereof and (ii) the senior and assisted living business of PGI's senior housing division (the "Assigned Business"), including, without limitation, the following:

     A.   Partnership Interests
          ---------------------

          The interests in each of the Partnerships as specified in Section 1 of the Formation Agreement.

     B.   Stock
          -----

          All of the outstanding capital stock of BLC Property, Inc., a Delaware corporation.

     C.   Kemper Agreement
          ----------------

          All of the rights of PGLP under the Kemper Agreement, including the rights to purchase certain interests in River Oaks and Pembroke under the Kemper Agreement, as specified in Section 1 of the Formation Agreement.

D.   Facility Acquisition Agreements and the Development Site Acquisition
     Agreements

     All of the rights of PGI under the Facility Acquisition Agreements and the Development Site Acquisition Agreements, including the rights of PGI to purchase certain assets under the Facility Acquisition Agreements and the Development Site Acquisition Agreements.

E.   Machinery and Equipment

     All machinery, equipment, office equipment, computers, supplies, tools and other personal property, if any, owned or leased by Assignors and used or held exclusively for use in connection with the Assigned Business including, without limitation, all such items which are located at the Assignors' offices at 77 West Wacker Drive, Suite 3900, Chicago, Illinois, 60601, and the items listed on Schedule 1 attached hereto;

F.   Furniture and Fixtures

     The furniture and fixtures, if any, owned by Assignors and used or held for use exclusively in connection with the Assigned Business including, without limitation, all such items which are located at the Assignors' offices at 77 West Wacker Drive, Suite 3900, Chicago, Illinois, 60601, and the items listed on Schedule 1 attached hereto;

G.   Contract Rights

     All of Assignors' right, title and interest, if any, in and to all contracts, agreements, commitments and leases, whether oral or written, exclusively related to the Assigned Business, including without limitation, office facilities, machinery, equipment, furniture and fixtures, and all licenses (to the extent each is assignable) including, without limitation, any items listed on Schedule 1 attached hereto;

H.   Business Records

     All business records necessary for the operation of the Assigned Business, wherever located, including, without limitation, all rent rolls, customer lists, sales records, customer files, account histories, sales literature, promotion materials, personnel records, operating papers, contracts, proprietary software, computer programs, software products, data bases and data processing media and research and development records, unless any of the foregoing shall be prohibited by the terms of applicable vender licenses;

I.   Trade Names and Intangibles

     Those patents, service marks, copyrights, trademarks and trade names, and applications therefor, if any, listed on Schedule 2 attached hereto, and the goodwill associated therewith relating to the Assigned Business;

J.   Prepaids

     All of Assignors' prepaid expenses and deposits (if any);

K.   Permits

     To the extent transferable or assignable to Assignees by operation of law or with the consent or approval of, or notice to, or filing with, the appropriate governmental agency or entity, all approvals, authorizations, consents, licenses and other permits, if any, of or from governmental agencies or entities required for the operation of the Assigned Business and held for use by Assignors exclusively in connection with the Assigned Business;

L.   Receivables

     All of Assignors' accounts receivable and notes receivable (if any) exclusively relating to the Assigned Business;

M.   Other Assets

     Except as specifically excluded on Schedule 3 attached hereto, all of Assignors' other assets, properties, rights and claims, if any, which are exclusively used or held for use or sale in connection with, or appertain to, the Assigned Business, of every kind and description, wherever located, tangible or intangible, vested or unvested, contingent or otherwise, whether or not specifically enumerated or identified herein and whether or not carried or reflected on the books of Assignors including, without limitation, all such items which are located at the Assignors' offices at 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601.

N.   Excluded Assets

     Notwithstanding any provision of this Assignment and Assumption Agreement for Transfer of Contributed Assets to the contrary, the Contributed Assets and Obligations shall not include and Assignors shall not assign, but shall retain, the assets listed on Schedule 3 attached hereto; if any.

                                  SCHEDULE 1
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                             FIXED ASSET SCHEDULE
                             --------------------

                                  [Attached]

                                  SCHEDULE 1
                                  ----------

                             FIXED ASSET SCHEDULE



                              Furniture Inventory

Currently in use by Senior Housing Division

Tisch
-----

1  left return wooden desk
1  2-drawer metal file cabinet, 42" wide
1  gray cloth desk chair

Iuppenlatz
----------

1  Kimball Senator Executive Desk w/open credenza
1  6-shelf wooden bookcase
1  red leather tufted desk chair
2  guest chairs, burgandy/gray cloth

Abell
-----

1  Kimball Senator table desk w/middle drawer
2  2-drawer wooden file cabinets
1  3-drawer metal file cabinet, 36" wide
1  4-shelf wooden bookcase
1  gray cloth desk chair
1  guest chair, brown cloth

Copeland
--------

1  Kimball Senator Executive Desk w/open credenza
2  6-shelf wooden bookcases
1  dotted burgandy cloth desk chair
2  matching guest chairs

Whitlock
--------

1  Kimball Senator Executive Desk w/open credenza
1  burgandy cloth swivel desk chair
1  5-drawer metal file cabinet, 36" wide
2  guest chairs, blue & burgandy w/wood

Kosteroski
----------

1  Kimball Senator Executive Desk w/right return
1  5-drawer metal file cabinet, 30" wide
1  3-drawer metal file cabinet, 36" wide
1  gray cloth desk chair

Maller
------

1 gray formica pedestal desk w/matching 2-drawer 15" file cabinet
2 3-drawer metal file cabinets, 30" and 36" wide
1 5-drawer metal file cabinet, 36" wide
1 3-drawer metal file cabinet w/top enclosed storage shelf, 42"
1 black cloth desk chair

Suenkens
--------

1 Kimball Affinity left return desk
1 gray cloth desk chair
1 5-drawer metal file cabinet, 36"


Werner
------
1 wooden left return desk w/gold trim
1 gray desk chair
1 credenza
1 5-drawer metal file cabinet, 36"
2 guest chairs, chrome w/burgandy cloth

Wolf
----

1 Kimball Senator Executive Right Unit desk
1 black cloth desk chair
1 guest chair, brown cloth
1 3-shelf wooden bookcase
1 5-drawer metal file cabinet, 36"
1 2-drawer metal file cabinet, 30"
1 guest chair w/arms, blue & burgandy print

Eckblad
-------

1 Kimball Senator table desk w/middle drawer
1 2 drawer wooden file cabinet
1 grey cloth desk chair

Arendt
------

1 wooden desk w/right return
1 6-shelf wooden bookcase
1 3-shelf wooden bookcase
1 5-drawer metal file cabinet, 36"
1 black cloth desk chair
1 guest chair, beige cloth


Shontz
------

1 Kimball Senator right return desk
2 2-drawer wooden file cabinets
1 black leather desk chair
2 guest chairs, wood w/burgandy, pink cloth


Schulte
-------

1 Kimball Senator left return desk
1 Kimball Senator enclosed double bookshelf unit
1 Kimball Senator open credenza w/shelf unit
1 Kimball Senator round pedestal table w/glass top
1 red leather tufted desk chair
3 red leather barrel guest chairs


Beck
----

1 wooden desk
1 5-drawer metal file cabinet, 36"
1 black leather desk chair
2 guest chairs, wood w/gray, yellow cloth
1 wooden side table


Getty
-----

1 Kimball Affinity left return desk
1 National credenza w/attached shelf unit
1 5-drawer metal file cabinet, 36"
1 gray cloth desk chair

Walczyk
-------

1 Kimball Affinity left return desk w/credenza
1 6-shelf wooden bookcase
1 2-drawer metal file cabinet, 36"
1 black cloth desk chair
2 guest chairs, brown/gray cloth


Gibbons
-------

1 built-in station
2 2-drawer metal file cabinets, 30"
1 black cloth desk chair


Hoover
------

1 built-in station
1 2-drawer metal file cabinet, 30"
1 gray cloth desk chair


O'Connell
---------

1 left return white laminate desk
1 grey cloth desk chair
1 3-shelf metal bookcase


File space in common areas:

3 4-drawer, 36"
4 5-drawer, 36"

Senior Housing System Capabilities
----------------------------------
  Location:                                   Corporate Office
  Individual Preparing Report:                Scott D. Leaderbrand
  Title:                                      Manager of Computer Operations
                                              (The Prime Group, Inc.)
  Telephone Number:                           (312) 917-4276
  Date Prepared:                              5/6/97              10:03 AM
                                                              1:\Data\Sh_Eq2.Wb2


                               NIC                             Computer/Machine                       Printer    Current $ Value
                        ------------------  ------------------------------------------------------   -------- ----------------------
                                                                               Drive      Drive                       Com-
          Name                                 Description     Processor RAM    C:         D:                   NIC  puter  Printer
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 1 Gibbons, Eileen            HP ISA            GW P5-75        586/75   16    540MB    4XCD-ROM     HP LJ III   50   1,000      650
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 2 Iuppenlatz, Mark           EP210         AST Ascentia J30    586/100  16    800MB       n/a          n/a      75   2,000   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 3 Kosteroski, Bev            HP ISA            GW P5-100       586/100  16    852MB    4XCD-ROM      HP LJ4     50   1,500    1,100
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 4 Hoover, Gretchen           HP ISA            GW P5-133       586/133  16    2.1GB    8XCD-ROM        n/a      50   1,700   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 6 Abell, Amy           3Com Etherlink III    GW Solo 2100      586/133  24    1.3GB   6-12XCD-ROM      n/a     130   3,970   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 7 Werner, Anne         3c59 Etherlink PCI      GW P5-133       586/133  16    2.1GB    8XCD-ROM      HP LJ4    100   1,700    1,100
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 8 Wolf, Sheryl         3c59 Etherlink PCI      GW P5-133       586/133  16    1.6GB    8XCD-ROM      HP LJ4    100   1,700    1,100
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 8 Arendt, Dan          3c59 Etherlink PCI      GW P5-133       586/133  16    1.6GB    8XCD-ROM      HP LJ4    100   1,700    1,100
------------------------------------------  ------------------------------------------------------   --------- ---------------------
 9 Walczyk, Craig             HP ISA             CPQ Lte        386/25    4    120MB       n/a          n/a      50     350   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
10 Schulte, Mark              HP ISA        CPQ Lte/Lite 25c    486/25    8    120MB       n/a          n/a      50     650   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
11 Copeland, Darryl            n/a                 n/a            n/a    n/a    n/a        n/a          n/a    n/a    n/a     n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
12 Scoltock, Mary              n/a                 n/a            n/a    n/a    n/a        n/a          n/a    n/a    n/a     n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
13 Shontz, Margaret            n/a           NEC Versa 4000C    586/100  24    800MB    6XCD-ROM     HP LJ III n/a    3,500      650
------------------------------------------  ------------------------------------------------------   --------- ---------------------
14 Whitlock, Matthew        Compaq ISA             CPQ          486/50   12    540MB       n/a        HP LJ II   75   2,000      500
------------------------------------------  ------------------------------------------------------   --------- ---------------------
15   - Shared -               EP210         AST Ascentia J30    586/100  16    800MB       n/a          n/a      75   2,000   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
16 Haidu, Jouska              EP210         AST Ascentia J30    586/100  16    800MB       n/a          n/a      75   2,000   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
17 Hantch, Laura               n/a            GTW Solo-133      586/133  24    1.3GB    8XCD-ROM        n/a    n/a    4,100   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
18 Eckblad, Brian              n/a             Not Branded      586/100  16    1.6GB       n/a          n/a      50   1,000   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
19 Suenkens, Bill              n/a             Not Branded      586/100  16    1.6GB       n/a          n/a      50   1,000   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
20 O'Connell, Rebecca         HP ISA            GW P5-166       586/166  32    2.5GB    12XCD-ROM       n/a      50   2,100   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
21 Maller, Ann                HP ISA            GW P5-100       586/100  16    852MB    4XCD-ROM        n/a      50   1,500   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------

------------------------------------------  ------------------------------------------------------   --------- ---------------------
22 Server #1                 HP EISA         CPQ -SystemPro     386/33   32     3GB        n/a          n/a     100   1,750   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
23 Server #3                 HP EISA        CPQ -SystemPro LT   386/33   12    650MB       n/a          n/a     100     500   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------
24 ADP DB Manager             HP ISA           CPQ Deskpro      386/25    8    120MB       n/a          n/a      50     250   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------

------------------------------------------  ------------------------------------------------------   --------- ---------------------
25 Gibbons, Eileen             n/a          Epson Stylus Pro      n/a    n/a    n/a        n/a        EP-Pro   n/a    n/a        350
------------------------------------------  ------------------------------------------------------   --------- ---------------------
26 Gibbons, Eileen             n/a           Panafax UF-733       n/a    n/a    n/a        n/a          n/a    n/a    1,900   n/a
------------------------------------------  ------------------------------------------------------   --------- ---------------------

   The operating system for all the desktops is MS-DOS v6.22 and WFW v3.11.                                   1,430  39,870    6,550
   The operating system for Server #1 is Novell v3.11 (100 User).                                                             39,870
   The operating system for Server #3 is Novell v3.11 (20 User).                                                               1,430
                                                                                                                            --------
                                                                                                              Total $ Value   47,850
                                                                                                                            ========

                                  SCHEDULE 2
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                          TRADE NAMES AND INTANGIBLES
                          ---------------------------


                              "Personally Yours"

                                  SCHEDULE 3
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                                EXCLUDED ASSETS
                                ---------------


Any assets held by any of the Assignors that are not exclusively used by the Senior and Assisted Living Division of The Prime Group, Inc. and certain of its affiliates.

                                   EXHIBIT B
                                      TO
                              FORMATION AGREEMENT

                        FORM OF SPACE SHARING AGREEMENT

                             The Prime Group, Inc.
                             77 West Wacker Drive
                                  Suite 3900
                            Chicago, Illinois 60601

                                  May 7, 1997


Mr. Mark J. Schulte
Brookdale Living Communities, Inc.
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

     Re:  Space Sharing Agreement


Dear Mark:

     This letter agreement shall set forth the terms upon which the undersigned ("PGI") agrees to provide to Brookdale Living Communities, Inc. ("Brookdale") the use of certain space and facilities located within PGI's leased premises ("Premises") on the 39th floor of the building known as 77 West Wacker Drive following the completion of the initial public offering of stock in Brookdale (the "Offering").

     The space and facilities which Brookdale will be permitted to use are those portions of the Premises and facilities therein which are being used on the date hereof by persons who are, or after the Offering will become, officers or employees of Brookdale. If Brookdale uses more space and facilities than contemplated by the immediately preceding sentence, the rent payable by Brookdale pursuant to this agreement shall be adjusted appropriately. Such use shall conform with the nature and extent of the existing use of the space and facilities which are the subject hereof.

     The term of this agreement shall commence on the date of the Offering and shall end on the last day of the fourth (4th) full calendar month thereafter; provided, however, that Brookdale shall have the right to extend the term of this agreement in increments of two (2) months or more for a total of up to twelve (12) additional months so long as (i) Brookdale has given PGI written notice of any such extension not later than the last day of the month preceding the date on which the term (as previously extended, if applicable) would otherwise expire and (ii) Brookdale is not in default of any obligation under this agreement as of the date of any such notice or the commencement of the applicable extension.

     Brookdale shall pay as monthly rent for the space and facilities described herein an amount equal to the sum of (i) Eight Thousand Eight Hundred and no/100 Dollars ($8,800.00) plus (ii) a

Mr. Mark J. Schulte
May 7, 1997
Page 2

fair and equitable percentage of the taxes and operating expenses for the Premises. Such rent shall be paid monthly, in advance, on the first day of the term and on the first day of each calendar month thereafter, except that if the first day of the term shall be a day other than the first day of a calendar month, rent for such month shall be prorated based on the number of days in such month.

     In addition, Brookdale shall be responsible for the incremental cost to PGI of any utilities and services used by Brookdale during the term of this agreement, as reasonably determined by PGI, including, without limitation, the cost of copying and facsimile equipment. All amounts owing to PGI under this paragraph shall be paid by Brookdale within ten (10) days after receipt of an invoice therefor.

     Brookdale acknowledges that it has received and reviewed a copy of the lease dated March 14, 1992, as amended on April 15, 1992, with respect to the Premises and agrees that Brookdale's use of the space and facilities described herein shall be subject to the terms and provisions of such lease and that Brookdale shall comply with all of the terms and provisions of such lease to the extent such terms and provisions relate to or affect Brookdale's use of the space and facilities described herein.

                                        Sincerely,

                                        THE PRIME GROUP, INC.


                                        By:
                                        Name:
                                        Title:

ACCEPTED AND AGREED TO BY:

BROOKDALE LIVING COMMUNITIES, INC.


By:
Name:
Title:

Dated:

                              LANDLORD'S CONSENT
                              ------------------

     The undersigned, being the landlord of the building known as 77 West Wacker Drive, Chicago, Illinois, does hereby consent to the foregoing letter agreement between The Prime Group, Inc. and Brookdale Living Communities, Inc.

                                        77 WEST WACKER LIMITED PARTNERSHIP

                                        By: The Prime Group, Inc., managing
                                            general partner


                                            By:
                                            Name:
                                            Title:

                                            Dated: May 7, 1997

                                   EXHIBIT C
                                      TO
                              FORMATION AGREEMENT

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 7, 1997, is made and entered into by and among BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Corporation"), THE PRIME GROUP, INC., an Illinois corporation ("Prime"), PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership ("PGLP") and PRIME GROUP VI, L.P., an Illinois limited partnership ("PG-VI, L.P."). Prime, PGLP and PG-VI, L.P. are sometimes referred to herein individually as a "Holder" and collectively as the "Holders."


                                   RECITALS
                                   --------

          WHEREAS, the Corporation has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the "Commission") in connection with the IPO (as hereinafter defined);

          WHEREAS, pursuant to the terms of that certain Formation Agreement dated as of the date hereof, the Corporation has issued an aggregate of 1,703,043 shares (the "Formation Shares") of its Common Stock (as hereinafter defined) to the Holders;

          WHEREAS, PG-VI, L.P. has purchased 2,500,000 of the 4,500,000 shares of Common Stock issued and sold in the Offering (such 2,500,000 shares, together with the Formation Shares, are referred to herein as the "Common Shares"); and

          WHEREAS, the Corporation and the Holders deem it desirable to enter into this Agreement in connection with the Holders' acquisition of the Common Shares.


                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.
          -----------

          (a) Previously Defined Terms. Each capitalized term defined in the first paragraph and Recitals hereof shall have the meaning set forth above whenever used herein, unless otherwise expressly provided or unless the context clearly requires otherwise.

          (b) Additional Definitions. In addition to the terms defined in the first paragraph and Recitals hereof, whenever used herein, the following terms shall have the meanings set forth below unless otherwise expressly provided or unless the context clearly requires otherwise:

          "Affiliate" means, with respect to any Holder, any other Person that
(i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder including, without limitation, any subsidiary of such Holder or (ii) holds an equity interest (such as a stock interest or a partnership interest) in such Holder or in a Person described in clause (i) hereof. With respect to any other specified person herein, "Affiliate" shall mean any other person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or under common control with, such specified person.

          "Common Stock" means the Common Stock, par value $0.01 per share, of the Corporation.

          "Demand Registrations" has the meaning given to such term in Section 2(a)(iii).

          "IPO" means the Corporation's initial underwritten public offering of shares of Common Stock consummated pursuant to a registration statement declared effective under the Securities Act.

          "Long-Form Demand Registration" has the meaning given to such term in
Section 2(a)(iii).

          "Long-Form Registration" has the meaning given to such term in Section 2(a)(i).

          "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Piggyback Registration" has the meaning given to such term in Section 3(a).

          "Registrable Shares" means (i) the Common Shares; (ii) any shares of Common Stock issued as, or where issued directly or indirectly upon the conversion or exercise of or with respect to other securities issued as, a dividend or other distribution with respect to or in exchange or in replacement of the Common Shares; and (iii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of or with respect to other securities which were issued as a dividend or other distribution with respect to or in exchange or in replacement of the Common Shares; provided, however, that Registrable Shares shall not include any shares of Common Stock the sale of which has been registered under the Securities Act pursuant to this Agreement or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act (except any sale, distribution or other disposition by any Holder to any other Holder or an Affiliate of such Holder or an Affiliate of such other Holder). For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Shares whenever such Person holds a security exercisable for or convertible into such Registrable Shares, whether or not such exercise or conversion has actually been effected.

          "Registration Expenses" has the meaning given to such term in Section 6(a).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Short-Form Demand Registration" has the meaning given to such term in
Section 2(a)(iii).

          "Short-Form Registration" has the meaning in Section 2(a)(ii).

     2.   Demand Registrations.

          (a) Requests for Registration. (i) Subject to the terms and conditions of this Agreement, one or more Holders of outstanding Registrable Shares at any time may request registration under the Securities Act of all or part of its or their Registrable Shares on Form S-1 or any similar long-form registration statement (a "Long-Form Registration") by delivering a written request to the Corporation to that effect; provided, however, that, in the case of any such Long-Form Registration, the Holders requesting the Long Form Registration must be requesting registration of not less than five percent (5%) of the total Registrable Shares then outstanding; provided, further, that if a Short-Form Registration (as hereinafter defined) is available for the requested registration, then at the election of the Corporation such registration shall be effected on a Short-Form Registration.

          (ii) Subject to the terms and conditions of this Agreement, one or more Holders of any of the then outstanding Registrable Shares at any time may request registration under the Securities Act of all or part of its or their Registrable Shares on Form S-2 or S-3 or any similar short-form registration statement (a "Short-Form Registration"), if available, by delivering a written request to the Corporation to that effect.

          (iii) If the Holders initiating a registration pursuant to Section 2(a) intend to distribute the Registrable Shares by means of any underwriting, they shall so advise the Corporation in their written notice. Within ten (10) days after receipt of any such written request, the Corporation will give written notice of such request to all holders of all registrable securities of the Corporation (including all other Holders of Registrable Shares), if any, and will include, subject to the terms of Section 2(d), in any such registration that constitutes a Demand Registration (as hereinafter defined) all registrable securities with respect to which the Corporation has received written requests for inclusion therein within fifteen (15) days after the Corporation's notice has been given. Any Long-Form Registration and Short-Form Registration requested pursuant to this Section 2(a), other than a registration in which the Corporation sells any of its securities in a primary offering, are referred to herein, respectively, as a "Long-Form Demand Registration" and a "Short-Form Demand Registration". All Long-Form Demand Registrations and Short-Form Demand Registrations shall collectively be referred to herein as "Demand Registrations". The Corporation may elect to include its securities in a primary offering in any registration requested pursuant to this Section 2(a), and such registrations requested pursuant to this Section 2(a) in which the Corporation sells any of its securities in a primary offering shall not be deemed to be Demand Registrations and shall instead be considered Piggyback Registrations and will be governed by Section 3.

          (b) Long-Form Demand Registrations. The Holders of Registrable Shares may request (i) up to three (3) Long-Form Demand Registrations pursuant to
Section 2(a)(i) during the first five (5) years following the date of the IPO and (ii) until the Holders own in the aggregate less than ten percent (10%) of the outstanding Common Stock, up to one (1) Long-Form Demand Registration each year after the fifth anniversary of the date of the IPO, and the Corporation will pay all Registration Expenses of the Corporation and the Holders of Registrable Shares incurred in connection with each such registration; provided, that in each case the number of Long-Form Demand Registrations otherwise permitted by this Section 2(b) during a given period shall be reduced by the number of Short-Form Demand Registrations effected during the corresponding period pursuant to Section 2(c), if any. A registration will not count as a Long-Form Demand Registration under this Section 2(b) until it has become effective; provided that in any event the Corporation will pay the Registration Expenses of the Corporation and the Holders of Registrable Shares incurred in connection with any such registration initiated as a Long-Form Demand Registration. Notwithstanding the immediately preceding sentence, a registration which does not become effective after the Corporation has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Holders of Registrable Shares shall be deemed to have been effected by such Holders and shall count as a Long-Form Demand Registration under this Section 2(b), unless the

Holders of Registrable Shares making such demand shall have elected to pay the Registration Expenses of the Corporation and of the Holders of Registrable Shares incurred in connection therewith.

          (c) Short-Form Demand Registrations. The Holders of Registrable Shares may request (i) up to three (3) Short-Form Demand Registrations pursuant to
Section 2(a)(ii) during the first five (5) years following the date of the IPO and (ii) until the Holders own in the aggregate less than ten percent (10%) of the outstanding Common Stock, up to one (1) Short-Form Demand Registration each year after the fifth anniversary of the date of the IPO, and the Corporation will pay all Registration Expenses of the Corporation and the Holders of Registrable Shares incurred in connection with each such registration; provided, that in each case the number of Short-Form Demand Registrations otherwise permitted by this Section 2(c) during a given period shall be reduced by the number of Long-Form Demand Registrations effected during the corresponding period pursuant to Section 2(b), if any. A registration will not count as a Short-Form Demand Registration under this Section 2(c) until it has become effective; provided that in any event the Corporation will pay the Registration Expenses of the Corporation and the Holders of Registrable Shares incurred in connection with any such registration initiated as a Short-Form Demand Registration. Notwithstanding the immediately preceding sentence, a registration which does not become effective after the Corporation has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Holders of Registrable Shares shall be deemed to have been effected by such Holders and shall count as a Short-Form Demand Registration for which the Corporation paid Registration Expenses under this Section 2(c), unless the Holders of Registrable Shares making such demand shall have elected to pay the Registration Expenses of the Corporation and of the Holders of Registrable Shares incurred in connection therewith.

          (d) Priority on Demand Registrations. If a Demand Registration is an underwritten public offering and the managing underwriter(s) advise the Corporation that in their opinion the number of Registrable Shares and other securities (if any) requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the number of Registrable Shares requested to be included therein, which in the opinion of such underwriter(s) can be sold without having a material adverse effect on the offering, allocated pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such Holders which such Holders have elected to include in such registration, and (B) second, such other securities requested to be included in such registration, if any, which in the opinion of such underwriter(s) can be sold (after taking into account the Registrable Shares to be sold pursuant to clause (A) above) without having a material adverse effect on the offering.

          (e) Restrictions on Registrations. (i) The Corporation may postpone for a reasonable period, not to exceed sixty (60) days, the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation has been advised by legal counsel that such filing would require disclosure of a material non-public fact or non-public information that the Corporation determines reasonably and in good faith would have a material adverse effect on the negotiation or completion of any significant transaction that is being contemplated by the Corporation or any of its subsidiaries at the time such right to delay is exercised. In addition, the Corporation shall not be required to effect any registration in accordance with the terms of this Agreement (other than on Form S-3 or any successor form relating to "shelf" offerings) within one hundred twenty (120) days after the effective date of any other registration statement of the Corporation for the IPO or a primary offering (or combined primary and secondary offering) of its securities (other than a registration statement on Form S-8, or any successor form).

          (ii) No Holder of Registrable Shares may make a request for a Demand Registration until after the effective date of the IPO; provided, that in any event no Registrable Shares may be sold by either Holder prior to the expiration of the applicable lock-up agreements described in the prospectus relating to the IPO.

     3.   Piggyback Registrations.

          (a) Right to Piggyback. Whenever (i) the Corporation intends to sell its securities in a primary offering pursuant to a registration statement filed with the Commission or whenever the securities of the Corporation then issued and outstanding are to be registered under the Securities Act (in either case, other than pursuant to a registration statement on Form S-8 or Form S-4, or any successor forms) and (ii) the registration form to be used may also be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice (in any event within ten (10) business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Shares) to all holders of registrable securities (including all Holders of Registrable Shares) of its intention to effect such a registration and will include in such registration, subject to the terms of paragraphs (b) and (c) of this Section 3, all registrable securities with respect to which the Corporation has received written requests for inclusion therein within thirty (30) days after the Corporation's notice has been given. The Corporation shall have the right to postpone or withdraw any Piggyback Registration without obligation or liability to any holder of registrable securities (including any Holder of Registrable Shares).

          (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriter(s) advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the securities the Corporation proposes to sell, (B) second, the Registrable Shares requested to be included therein which in the opinion of such underwriter(s) (after taking into account the securities to be sold pursuant to clause (A) above) can be sold without having a material adverse effect on the offering, allocated pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such Holders which such Holders have elected to include in such registration, and (C) third, other securities requested to be included in such registration, if any, which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clauses (A) and (B) above) without having a material adverse effect on the offering.

          (c) Priority on Secondary Registrations. (i) If a Piggyback Registration is not an underwritten primary registration on behalf of the Corporation and is an underwritten secondary registration on behalf of existing holders of the Corporation's securities, and the managing underwriter(s) advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the securities requested to be included therein by the holders requesting such registration which in the opinion of such underwriter(s) can be sold without having a material adverse effect on the offering, (B) second, the Registrable Shares requested to be included therein which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clause
(A) above) without having a material adverse effect on the offering, allocated pro rata among the Holders of Registrable Shares on the basis of the number of Registrable Shares owned by such Holders which such Holders have elected to include in such registration, and (C) third, other securities requested to be included in such registration, if any, which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clauses (A) and (B) above) without having a material adverse effect on the offering.

          (d) Other Registrations. If the Corporation has previously filed a registration statement with respect to an underwritten registration of Registrable Shares pursuant to Section

2 or a registration statement which is not an underwritten primary registration on behalf of the Corporation and which is an underwritten secondary registration on behalf of holders of the Corporation's securities pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8, or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of one hundred eighty (180) days has elapsed from the effective date of such previous registration, unless the lead underwriter managing such previous registered public offering otherwise agrees.

     4.   Holdback Agreements.

          (a) Each of the Holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period (i) commencing on the effective date of the IPO and ending one hundred eighty (180) days after the effective date of the IPO, unless the underwriter(s) managing the IPO otherwise agree or (ii) commencing seven (7) days prior to and ending one hundred twenty (120) days after the effective date of any underwritten Demand Registration or underwritten Piggyback Registration in which such Holder sells Registrable Shares (except as part of such underwritten registration), unless the lead underwriter managing such previous registered public offering otherwise agrees.

          (b) The Corporation agrees to use its best efforts to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering), if any, to agree not to effect any public sale or distribution of any such securities during the period commencing seven days (7) prior to and ending one hundred eighty (180) days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration, if otherwise permitted), unless the lead underwriter managing the previous offering otherwise agrees.

     5. Registration Procedures. Whenever the Holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration of such Registrable Shares under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve
(12) months;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve (12) months, and otherwise as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement;

          (c) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

          (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) use its best efforts to cause all such Registrable Shares to be listed on each securities exchange in which similar securities issued by the Corporation are then listed;

          (f) provide a transfer agent and registrar for all such Registrable Shares not later than the closing date of the sale of such shares;

          (g) enter into such customary agreements (including underwriting agreements in customary form and substance) and take all such other reasonable and customary actions as the Holders of at least a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

          (h) make available for reasonable inspection during business hours by the seller of such Registrable Shares, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, to the extent permitted by law, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (j) notify each seller of such Registrable Shares of any request by the Commission for the amendment or supplement of such registration statement or prospectus or for additional information;

          (k) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

          (l) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred, or facts became known, in either case as the result of which any such prospectus of any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (m) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order shall be issued;

          (n) at least twenty-four (24) hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the Holders of at least a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

          (o) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement, a signed counterpart, addressed to such seller, of: (i) an opinion of counsel, and (ii) a letter or letters from the independent certified public accountants of the Corporation, in each case covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings and such other matters as any such seller may reasonably request.

     6.  Registration Expenses.

          (a) In all circumstances in which the Corporation is obligated to pay Registration Expenses pursuant to this Agreement, all expenses of the Corporation incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, the expenses and fees for listing the securities to be registered on each securities exchange or other market on which any shares of Common Stock are then listed, expenses in connection with the preparation of the registration statement (preliminary or final) or any other offering document, fees and expenses incurred in the preparation of any underwriting agreement, expenses incurred to secure any required review by the National Association of Securities Dealers, Inc., and fees and disbursements of counsel for the Corporation and its experts and independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses collectively being herein called "Registration Expenses"), will be borne by the

Corporation. In addition, the Corporation will pay its internal expenses incident to the Corporation's performance of or compliance with this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance obtained by the Corporation.

          (b) In all circumstances in which the Corporation is obligated to pay Registration Expenses of Holders of Registrable Shares pursuant to this Agreement, the Corporation will reimburse the Holders of Registrable Shares covered by such registration for the reasonable costs and expenses incurred by such Holders in connection with such registration, including, without limitation, the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Shares requested to be registered in such registration, but excluding discounts and commissions attributable to the Registrable Shares included in such registration.

     7.  Indemnification.

          (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its directors, officers and employees and each Person who controls such seller (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 7(c)) resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, any final prospectus contained therein or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements thereto not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or final prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors, officers and employees, each underwriter (if any) and each Person who controls the Corporation or such underwriter

(within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, final prospectus contained therein or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's consent (which consent will not be unreasonably withheld). The indemnified party will not settle any claim or liability without first providing the indemnifying party with a reasonable opportunity to assume the defense. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by any Holder exceed the aggregate net offering proceeds received by any such Holder from the sale of its Registrable Shares. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     8. Current Public Information. At all times after the Corporation has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Corporation will use its best efforts to file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations promulgated by the Commission thereunder and will use its best efforts to take such further action as any Holder or Holders of Registrable Shares may reasonably request, all to the extent required to enable such holders to sell Registrable Shares pursuant to
(i) Rule 144 under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter promulgated by the Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Corporation shall deliver to any Holder of Registrable Shares a written statement as to whether it has complied with such requirements.

     9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the

Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Subject to the immediately succeeding sentence, the Holders of a majority of the Registrable Shares requested to be registered will have the right to select the managing underwriter(s) to administer any Demand Registration which managing underwriter(s) shall be reasonably acceptable to the Corporation. Notwithstanding the foregoing, the Corporation will have the right to select the managing underwriter(s) to administer any offering which is covered by a Piggyback Registration; provided, however, that in any such case the managing underwriters shall be nationally or regionally recognized underwriter(s).

     10. Implementation and Protection of Registration Rights. The Corporation will at all times in good faith assist in carrying out all of the provisions of this Agreement and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the registration rights pursuant to this Agreement of the Holders of Registrable Shares.

     11. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     12. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the Holders of all of the then outstanding Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

     13. Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, executors and administrators of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consent in writing to be bound by this Agreement, and such Person shall be considered a "Holder" hereunder.

     14. Other Registration Rights. Except for the registration rights granted hereunder, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Holders of a majority of the then outstanding Registrable Shares, and except for registrations pursuant to registration rights granted to the Holders of Registrable Shares hereunder or granted to other Persons pursuant to this
Section 14 or primary registrations of securities by the Corporation or registrations of securities being resold by affiliates in a Rule 145 transaction pursuant to registration rights granted to such affiliates that are subordinate to the registration rights of the Registrable hereunder, the Corporation shall not register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Holders of a majority of the then outstanding Registrable Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares without the written consent of the Holders of a majority of the then outstanding Registrable Shares requesting such registration. Notwithstanding the foregoing, the Corporation may grant and register securities pursuant to (a) subordinate piggyback registration rights not inconsistent with the registration rights granted hereunder to other Persons and (b) demand registration rights which are subordinate to the rights of the Holders with respect to Demand Registrations hereunder.

     15. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     16. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     17. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     18. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service guaranteeing next business day delivery, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, in each case with applicable postage or delivery charges prepaid, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

     If to the Holders, to:

          c/o  The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn:  Michael W. Reschke

     With a copy (which shall not constitute notice) to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois  60601
               Attn:  Robert J. Rudnik

     If to the Corporation, to:

               Brookdale Living Communities, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn:  President

     With a copy (which shall not constitute notice) to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attn:  Wayne D. Boberg

     19. Governing Law. All questions concerning the construction, validity and interpretation of, and the performance of the obligations imposed by, this Agreement shall be governed by and construed in accordance with the laws of the State of [Delaware] (excluding the choice of law provisions thereof).

     20. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     21. Termination of Rights. The registration rights provided by this Agreement shall terminate on the earlier of (a) first date after the date of the IPO on which the aggregate number of Registrable Shares then owned by the Holders constitutes less than ten percent (10%) of the outstanding Common Stock, and (b) with regard to each Holder of Registrable Shares, at such time as such Holder shall have an unlimited right to sell all of its Registrable

Shares in the public market without restriction on volume or otherwise.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered in their names and on their behalf as of the date first set forth above.

                              THE CORPORATION:

                              BROOKDALE LIVING COMMUNITIES, INC.,
                              a Delaware corporation


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Its:
                                  -----------------------------------------

                              THE HOLDERS:

                              THE PRIME GROUP, INC.,
                              an Illinois corporation


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Its:
                                  -----------------------------------------

                              PRIME GROUP LIMITED PARTNERSHIP,
                              an Illinois limited partnership


                              By:
                                 ------------------------------------------
                                 Michael W. Reschke
                                 Managing General Partner


                              PRIME GROUP VI, L.P.

                              By:   PGLP, Inc.,
                                    its Managing General Partner


                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------
                                    Its:
                                        -----------------------------------

                                   EXHIBIT D
                                       TO
                              FORMATION AGREEMENT

                         FORM OF NON-COMPETE AGREEMENT

                             NON-COMPETE AGREEMENT
                             ---------------------

          This NON-COMPETE AGREEMENT (this "Agreement"), dated as of May 7, 1997, is made and entered into by and among BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Company"), THE PRIME GROUP, INC., an Illinois corporation ("TPG"), PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership (together with TPG, the "TPG Group"), and MICHAEL W. RESCHKE, an individual ("Reschke").

                                    RECITALS
                                    --------

          WHEREAS, the Company, through its subsidiaries and affiliates, is engaged primarily in the business of the management, operation, acquisition and development of senior and assisted living facilities and the provision of senior and assisted living services at such facilities;

          WHEREAS, on the date hereof the Company is entering into a series of related transactions (the "Formation") pursuant to which it will acquire, among other things, substantially all of the operations of the senior housing division of TPG and the ownership interests of the TPG Group and its affiliates in a portfolio of two senior and assisted living facilities located in Illinois;

          WHEREAS, Reschke and the TPG Group, directly or through one or more affiliates, will continue to engage in certain real estate-related activities after the Formation, including, without limitation, the continued ownership of the senior and assisted living facility known as The Island on Lake Travis located in Lago Vista, Texas (the "Island"); and

          WHEREAS, as a condition to the consummation of the transactions described above, and in an effort to eliminate potential conflicts of interest that may arise in the future as a result of the continuing activities of Reschke and the TPG Group, the parties hereto desire, subject to certain conditions and exceptions set forth herein, to enter into certain agreements restricting the activities of Reschke and the TPG Group for a period expiring on the earlier of
(i) four (4) years from the effective date of the Company's initial public offering of its Common Stock, $0.01 par value per share (the "IPO"), or (ii) one
(1) year from the date of a merger or sale of all or substantially all of the stock or assets of the Company.

                                   AGREEMENTS
                                   ----------

          NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.
          -----------

          (a) Previously Defined Terms. Each capitalized term defined in the first paragraph and Recitals hereof shall have the meaning set forth above whenever used herein, unless otherwise expressly provided or unless the context clearly requires otherwise.

          (b) Additional Definitions. In addition to the terms defined in the first paragraph and Recitals hereof, whenever used herein, the following terms shall have the meanings set forth below unless otherwise expressly provided or unless the context clearly requires otherwise:

          "Affiliate" means (i) any entity in which Reschke and the TPG Group (either individually or collectively) own or control, directly or indirectly, fifty percent (50%) or more of the outstanding equity interests, (ii) any entity with respect to which Reschke and the TPG Group (either individually or collectively) have the right or power, directly or indirectly, to cause such entity to (x) develop or acquire an interest in any facilities of the type included within the Primary Business of the Company or (y) manage or operate any such facilities, in either case without the consent or approval of a third party equity owner, and (iii) any entity with respect to which Reschke and the TPG Group (either individually or collectively) have the right or power, directly or indirectly, to withhold consent or approval of (x) the development of, or an acquisition by such entity of an interest in, any facilities of the type included within the Primary Business of the Company or (y) the engagement by such entity in the management or operation of any such facilities, in either case where such consent or approval is required as a condition to consummation of such acquisition or the engagement in such activity.

          "Primary Business of the Company" means the ownership, management, operation, acquisition and development of senior and assisted living and semi-acute care facilities.

     2.   Prohibitions.
          ------------

          (a) Subject to subsections 2(b) and 2(c) below, from and after the date hereof and during the term of this Agreement, neither Reschke, the TPG Group nor any Affiliate will develop any facility or acquire any facility or any direct or indirect interest therein, or manage or operate any such facility, that is of the type included within the Primary Business of the Company; provided, that the foregoing shall not prohibit any of Reschke, the TPG Group or any Affiliate from providing any mortgage financing, from acting as lessor in any sale-leaseback transaction or from providing any other subordinated debt with respect to any facilities of the type included within the Primary Business of the Company. It is expressly acknowledged and agreed that, subject to subsections 2(b) and 2(c) below, the prohibitions set forth in this subsection 2(a) shall apply only to any interest in, or the development, management or operation of, any facility of the type included within the Primary Business of the Company located anywhere within the continental United States of America.

          (b) Excluded from the restrictions set forth in subsection 2(a) are the following properties and interests: (i) any interest in the Company; (ii) the Island and any interest therein; (iii) any activity which a majority of the independent members of the board of directors of the Company determines not to be competitive with any facility which the Company owns or plans to acquire or develop; (iv) less than 5% of any class of securities listed on a national securities exchange or traded over-the-counter on the National Association of Securities Dealers Automated Quotation System Market; and (v) subject to the proviso at the end of this clause (v), any facilities acquired after the date of this Agreement that are similar to those acquired, developed, managed or owned by the Company, but only to the extent such facilities are acquired in connection with the acquisition of a group of properties; provided, that in the event of any such acquisition permitted by this clause (v), the Company shall have the right and opportunity to purchase such similar facilities from Reschke, the TPG Group or any Affiliate, as applicable, at a price equal to the fair market value (as determined (i) by an independent appraiser acceptable to both Reschke, TPG or such Affiliate, on the one hand, and the Company, on the other hand or (ii) by any other means mutually acceptable to Reschke, TPG or such Affiliate, on the one hand, and the Company, on the other hand) of such similar facilities.

          3. Term. This Agreement shall be in effect from and after the date hereof and shall continue in effect for a period expiring on the earlier of (i) four (4) years from the closing date of the IPO or (ii) one (1) year from the date of a merger of the Company or the sale of all or substantially all of the stock or assets of the Company.

          4. Reasonable Limit. The parties hereto have attempted to set forth certain restrictions only to the extent necessary to protect the interests of the Company. Each of Reschke and the TPG Group expressly acknowledges that the restrictive covenant contained in subsection 2(a) above along with the exceptions thereto contained in subsections 2(b) and 2(c) above, constitutes a reasonable restriction. If, however, the scope or enforceability of the restrictive covenant contained in this Agreement is disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it believes is reasonable under the circumstances existing at the time.

     5.  Breach of Agreement.
         -------------------

          (a) A party aggrieved shall notify the other party in writing of any conflicts, disputes or claims of breach arising under this Agreement. Within ten
(10) business days after such notice is sent, the parties shall meet, shall develop, as fully as possible, the facts relating to the conflict, dispute or alleged breach, and shall attempt to resolve the same, it being understood and agreed that any such resolution shall be subject to the consent and approval of a majority of the Company's independent directors. If resolution of the dispute is not made to the satisfaction of the aggrieved party within thirty (30) days after the notice is sent, the aggrieved party may pursue its legal and equitable remedies.

          (b) In the event of breach of this Agreement, each of Reschke and the TPG Group acknowledges that the remedy at law would be inadequate and that, in addition to monetary damages, the Company shall be entitled, after compliance with the dispute mechanism described in subsection 5(a) above, to seek an injunctive order restraining such breach.

          6. Transferability. The parties hereto agree that this Agreement shall inure to the benefit of the Company, and its successors and assigns and shall be transferable and assignable by the Company in connection with the sale or other transfer of an equity interest in the Company of greater than 50% to an entity that is not an Affiliate. Upon any such transfer or assignment, and subject to
Section 3, this Agreement shall remain in full force and effect between Reschke and the TPG Group, on one hand, and such transferees, assignees or successors in interest, on the other hand. This Agreement shall be binding upon the successors and assigns of all or substantially all of the business of the TPG Group.

          7. Waiver. The waiver by any party to this Agreement of a breach by any party or any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any other party. No waiver of any provision of this Agreement shall be effective, unless in writing and signed by the party waiving its rights, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided further that no waiver by the Company shall be effective unless accompanied by a certificate of an executive officer of the Company certifying that a majority of the independent directors of the Company have consented to and approved such waiver.

     8. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service guaranteeing next business day delivery, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, in each case with applicable postage or delivery charges prepaid, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

               If to the Company, to:

                      Brookdale Living Communities, Inc.
                      77 West Wacker Drive
                      Suite 3900
                      Chicago, Illinois  60601
                      Attn:  President

               With a copy to:

                      Winston & Strawn
                      35 West Wacker Drive
                      Chicago, Illinois  60601
                      Attn:  Wayne D. Boberg

               If to the TPG Group or any member thereof, to:

                      c/o The Prime Group, Inc.
                      77 West Wacker Drive
                      39th Floor
                      Chicago, Illinois  60601
                      Attn:  Michael W. Reschke

               With a copy to:

                      The Prime Group, Inc.
                      77 West Wacker Drive
                      Suite 3900
                      Chicago, Illinois  60601
                      Attn:  Robert J. Rudnik

               If to Michael W. Reschke, to:

                      c/o The Prime Group, Inc.
                      77 West Wacker Drive
                      39th Floor
                      Chicago, Illinois  60601
                      Attn:  Michael W. Reschke

     9. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     10. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     11. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     12. Governing Law. All questions concerning the construction, validity and interpretation of, and the performance of the obligations imposed by, this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (excluding the choice of law provisions thereof).


                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Non-Compete Agreement to be duly executed and delivered on their behalf as of the date first above written.
                                THE COMPANY:

                                 BROOKDALE LIVING COMMUNITIES, INC.,
                                 a Delaware corporation

                                 By:________________________________

                                 Name:______________________________

                                 Its:_______________________________


                                 RESCHKE AND THE TPG GROUP:


                                 ___________________________________
                                 Michael W. Reschke


                                 THE PRIME GROUP, INC.,
                                 an Illinois corporation

                                 By:________________________________

                                 Name:______________________________

                                 Its:_______________________________


                                 PRIME GROUP LIMITED PARTNERSHIP,
                                 an Illinois limited partnership


                                 By:________________________________
                                    Michael W. Reschke,
                                    Managing General Partner

                                   EXHIBIT E
                                       TO
                              FORMATION AGREEMENT

                            FORM OF VOTING AGREEMENT

                               VOTING AGREEMENT
                               ----------------


     This VOTING AGREEMENT (this "Agreement"), dated as of May 7, 1997, is made and entered into by and among BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Company"), THE PRIME GROUP, INC., an Illinois corporation ("Prime"), PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership ("PGLP"), and PRIME GROUP VI, L.P., an Illinois limited partnership ("PG-VI, L.P.") (together with Prime and PGLP, the "TPG Group").

                                   RECITALS
                                   --------

     WHEREAS, the Company has filed with the Securities and Exchange Commission a Form S-1 Registration Statement in connection with the Company's proposed initial public offering (the "Offering") of its Common Stock, $0.01 par value per share (the "Common Stock");

     WHEREAS, PG-VI, L.P. has purchased 2,500,000 of the 4,500,000 shares of Common Stock issued and sold in the Offering, representing approximately 38.5% of the outstanding Common Stock after giving effect to the Offering;

     WHEREAS, pursuant to the terms of that certain Formation Agreement dated as of May 7, 1997, the Company has issued an aggregate of 1,703,043 shares of its Common Stock to Prime and PGLP, representing approximately 26.2% of the outstanding Common Stock after giving effect to the Offering; and

     WHEREAS, in connection with the Offering, the Company and the TPG Group have agreed to enter into this Agreement.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Agreement to Vote Shares of Common Stock. The TPG Group agrees that, from and after the completion of the Offering and until this Agreement terminates pursuant to Section 2 hereof, it will vote all of the TPG Group's shares of Common Stock at any meeting at which directors of the Company are elected in favor of that number of independent directors who are not affiliates of the TPG Group or employees of the TPG Group (any such directors, "Independent Directors") so that, if such directors were elected, there would be at least four (4) Independent Directors who are members of the Board of Directors of the Company. The parties hereto acknowledge and agree that the agreement contained in the immediately preceding sentence is not, and shall not be construed as, a guarantee by the TPG Group, or any member thereof, that any of the Independent Directors for which the TPG Group votes in favor of will be elected as a member of the Board of Directors of the Company or that there will be at least four (4) Independent Directors who are members of the Board of Directors of the Company.

     2.  Term. This Agreement will automatically terminate upon the earlier of
(i) three (3) years from the closing date of the Offering or (ii) the date the TPG Group owns less than ten percent (10%) of the then outstanding Common Stock.

     3. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service guaranteeing next business day delivery, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, in each case with applicable postage or delivery charges prepaid, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

          If to the Company, to:

               Brookdale Living Communities, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn: President

          With a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attn: Wayne D. Boberg

          If to the TPG Group or any member thereof, to:

               c/o The Prime Group, Inc.
               77 West Wacker Drive
               39th Floor
               Chicago, Illinois 60601
               Attn: Michael W. Reschke

          With a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn: Robert J. Rudnik

     4. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     5. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     6. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     7. Governing Law. All questions concerning the construction, validity and interpretation of, and the performance of the obligations imposed by, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law provisions thereof).

     8. Amendments. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the parties hereto.

     9. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, including, without limitation, any person or entity to whom any member of the TPG Group assigns any of the Common Stock held by it.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed and delivered on their behalf as of the date first above written.

                                             THE COMPANY:

                                             BROOKDALE LIVING COMMUNITIES, INC.,
                                             a Delaware corporation

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             THE TPG GROUP:

                                             THE PRIME GROUP, INC.,
                                             an Illinois corporation

                                             By:
                                                 -------------------------------

                                             Name:
                                                   -----------------------------

                                             Title:
                                                    ----------------------------


                                             PRIME GROUP LIMITED PARTNERSHIP,
                                             an Illinois limited partnership

                                             By:
                                                 -------------------------------
                                                 Michael W. Reschke,
                                                 Managing General Partner


                                             PRIME GROUP VI, L.P.

                                             By: PGLP, Inc.,
                                                 its Managing General Partner

                                                 By:
                                                     ---------------------------

                                                 Name:
                                                       -------------------------

                                                 Title:
                                                        ------------------------

                                   EXHIBIT F
                                       TO
                              FORMATION AGREEMENT

                          FORM OF MANAGEMENT AGREEMENT

                             MANAGEMENT AGREEMENT
                             --------------------

     This MANAGEMENT AGREEMENT (this "Agreement"), dated as of May 7, 1997, is made and entered into by and between THE ISLAND ON LAKE TRAVIS, LTD., a Texas limited partnership ("Owner"), and BROOKDALE LIVING COMMUNITIES OF TEXAS, INC., a Delaware corporation ("Manager").

                                   RECITALS
                                   --------

     WHEREAS, Owner owns the senior and assisted living facility identified on Schedule A hereto (the "Facility");

     WHEREAS, Manager is experienced and qualified in the business of owning and operating senior and assisted living facilities such as the Facility, and Owner desires to engage Manager to operate the Facility; and

     WHEREAS, Manager is willing to operate the Facility on the terms and subject to the conditions set forth in this Agreement.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Responsibilities of Manager.
         ---------------------------

         (a) Owner hereby engages Manager to operate the Facility, and Manager hereby accepts such engagement and, subject to the conditions set forth in this Agreement, agrees to operate the Facility, at Owner's expense, so as to provide all services required by applicable law and regulations and by the terms set forth in this Agreement. During the term of this Agreement, Manager shall have full authority to operate and manage the Facility as a senior and assisted living facility in accordance with applicable law and regulations and the terms and conditions hereof, and shall have full and complete control and reign over, and use of, the entire Facility, including its common areas. Without limiting the generality of the foregoing, Manager shall have full authority and responsibility as follows:

              (i) Operational Policies and Forms. Subject to the applicable Annual Budget (as defined in Section 1(a)(xii)), Manager shall establish and implement such operational policies and procedures, and develop such new policies and procedures, as Manager may deem necessary to cause or to ensure the establishment and maintenance of operational standards appropriate for the nature of the Facility.

          (ii) Charges. Manager shall establish the schedules of charges for residents of the Facility, including appropriate charges for any and all special services rendered for residents at the Facility.

          (iii) Information. Manager shall develop any informational material, mass media releases, and other related publicity materials, that it deems necessary for the operation of the Facility.

          (iv) Regulatory Compliance. Manager shall use its reasonable best efforts to maintain all licenses, permits, qualifications and approvals from any applicable governmental or regulatory authority required for the operation of the Facility, to operate the Facility in compliance with all applicable laws and regulations, and to comply with such laws and regulations in performing Manager's obligations under this Agreement. In addition, Manager shall supervise and coordinate the preparation and filing of (and, where required to do so under applicable law or regulations, file) all reports or other information required by all state or other governmental agencies having jurisdiction over the Facility (including, but not limited to, the Capital Health Facilities Development Corporation of Travis County, Texas (the "Issuer")) and shall deliver copies of all such reports and information to Owner simultaneously with such filings. Manager shall cooperate with governmental inspection and enforcement activities.

          (v) Equipment and Improvements. Subject to the applicable Annual Budget, Manager shall, on behalf of Owner, acquire or effect the acquisition of equipment and improvements which are needed to maintain or upgrade the quality of the Facility or its services, to replace obsolete or run-down equipment, or to correct any other deficiencies which may be identified by Manager during the term of this Agreement, and shall make, or engage third part1es to make, all such repairs, replacements and maintenance and shall cause to be acquired all necessary equipment, including replacement equipment.

          (vi) Accounting. Manager shall supervise and coordinate accounting support to, and prepare and maintain records for, the Facility, including the following:

          A. a monthly balance sheet and statement of operations for the Facility, to be submitted to Owner within thirty (30) days after the end of each calendar month;

          B. resident billing records;

     C.  accounts receivable and collection records;

     D.  accounts payable records;

     E. all payroll functions, including preparation of payroll checks, establishment of depository accounts for withholding taxes, payment of such taxes (at Owner's sole expense), filing of payroll reports and the issuance of W-2 forms to all employees;

     F. a complete general ledger for the purposes of recording and summarizing all transactions for the Facility; and

     G. the preparation and filing of all necessary reports as required by any and all governmental authorities having jurisdiction over the Facility or the operation thereof (including, but not limited to, the Issuer) and the simultaneous provision of copies thereof to Owner. Manager shall file, on its own behalf or on behalf of Owner, all such reports as are required to be filed by Manager or Owner.

All accounting procedures and systems utilized in providing said support shall be in accordance with the operating capital and cash programs developed by Manager and approved by Owner, which programs shall conform to generally accepted accounting principles and shall not materially distort income or loss. Subject to the applicable Annual Budget, nothing herein shall preclude Manager from engaging a third party to assist it in the performance of the accounting duties provided for herein.

     (vii) Reports. Manager shall supervise and coordinate the preparation of any reasonable operational information which may from time to time be specifically requested by Owner, including any information and reports needed to assist Owner in completing its tax returns and in complying with any reporting obligations imposed by any mortgagees or lessors of the Facility. In addition,
(i) within thirty (30) days after the end of each calendar month, Manager shall supervise and coordinate the preparation and the delivery to Owner of an unaudited balance sheet of the Facility, dated as of the last day of such month, and unaudited statements of income and expenses and cash flow for such month relating to the operation of the Facility and (ii) within ninety (90) days after the end of the fiscal year of the Facility, Manager shall supervise and coordinate the preparation and the delivery to Owner of audited financial statements, including a balance sheet of the Facility dated as of the last day of said fiscal year and statements of income and expense and changes in financial position and an unaudited statement of cash flow for the fiscal year then ended relating to the operation of the Facility. In addition, Manager shall supervise and coordinate the preparation and the delivery to Owner of monthly occupancy reports and related information with respect to the Facility. All originals of the books, forms and records generated by Manager in connection with the operation of the Facility shall be Manager's property; provided, that Manager shall provide Owner with copies of any of such books, forms and records reasonably requested by Owner.

     (viii) Bank Accounts. Manager shall establish an account or accounts and shall deposit therein all money received by Manager on Owner's behalf from the operation of the Facility. Withdrawals and payments from this account shall be made only on checks signed by one or more person or persons designated by Manager. Manager shall give Owner written notice as to the identity of such authorized signatories on such account. Subject to paragraph (2) of Section 1(a)(xii), all expenses incurred in the operation of the Facility in accordance with the terms of the Annual Budgets, including, but not limited to, Facility mortgage or lease payments, payroll and employee benefits and payment of Fees, shall be paid by check drawn on this account. Monthly payments shall be made out of this account first to pay any debt service or rent due with respect to the Facility, next to pay the operating expenses of the Facility in such order of priority as Manager deems appropriate to the operation of the Facility (other than the Fees), and, thereafter, to pay the Fees. Any Fees which are not paid when due as a result of an insufficiency of revenues from the Facility to cover the same shall accrue and shall be due and payable promptly by Owner.

     (ix) Personnel. Manager shall have full power and authority to recruit, hire, train, promote, direct, discipline and fire all Facility personnel, including the Executive Director of the Facility; establish salary levels, personnel policies and employee benefits; and establish employee performance standards, all as Manager determines to be necessary or desirable during the term of this Agreement to ensure the efficient and satisfactory operation of all departments within, and all services offered by, the Facility. All of the foregoing obligations shall be undertaken in accordance with the Annual Budgets and applicable law and regulations. All of the Facility personnel shall be the employees of Manager, unless otherwise agreed by Owner and Manager, and all salary, bonuses, fringe benefits, payroll taxes and related expenses payable to or in respect of the Facility's on-site personnel holding the position of Executive Director of the Facility and positions subordinate thereto shall be expenses of the Facility. Manager agrees to employ as of the date of this Agreement all individuals who are working at the Facility as of the date of this Agreement and assume all liabilities and obligations to or with respect to such individuals and indemnify, defend and hold harmless Owner and its affiliates against any and all claims made by such individuals in respect of their respective employment at the Facility.

     (x) Supplies and Equipment. Manager shall purchase, on behalf of Owner, supplies and non-capital equipment needed to operate the Facility within the budgetary limits set forth in the Annual Budqets.

               (xi) Legal Proceedings. Manager shall, through legal counsel designated by Manager and reasonably satisfactory to Owner, direct all legal matters and proceedings that are within the scope of Manager's authority pursuant to this Agreement, including without limitation, instituting any necessary legal actions or proceedings to collect obligations owing to the Facility, canceling or terminating any contract or agreement relating to the Facility for breach thereof or default thereunder, and otherwise enforce the obligations of the residents, sponsors, licensees, customers and any other users of the Facility. Without limiting the generality of the foregoing, Manager is authorized (without the prior written consent of Owner) to settle, in the name and on behalf of Owner and on such terms and conditions as Manager may deem to be in the best interests of the Facility, any and all claims or demands arising out of, or in connection with, the operation of the Facility, whether or not legal action has been instituted, provided that such settlement does not exceed the amount for each such individual claim or demand as set forth in the most recently approved Annual Budget. All such amounts paid in respect of any such settlements shall be expenses of the Facility. Manager will give notice promptly to Owner of all demands and claims and all settlements and legal actions, but the failure to give such notice shall not affect the preceding provisions of this paragraph.

               (xii)  Annual Budgets.

               (A) Preparation and Submission. Owner and Manager acknowledge that they have agreed upon the budget for the Facility through December 31, 1997. At least ninety (90) days prior to January 1, 1998 and each subsequent calendar year that commences during the term of this Agreement, Manager shall submit to Owner a proposed annual budget for the Facility projecting the revenues available and funds required during such fiscal year in order to operate the Facility and to make capital improvements necessary or desirable in order to keep the Facility's physical plant in good condition and repair. The proposed annual budget shall be based upon data and information then available to Manager and shall include, without limitation, estimated salaries and fringe benefits for all personnel groups, projected staffing patterns for the Facility, estimates of required capital expenditures and purchases of equipment, supplies, inventory, food and similar items, and an estimate of the level of rates and charges to residents of the Facility sufficient to generate revenue necessary to operate the Facility and make the capital improvements projected in such budget. The proposed annual budget shall be an estimate of revenues and costs, and Owner and Manager acknowledge that (1) projected revenue may not be actually received and (2) projected costs may be exceeded by actual expenses and capital expenditures incurred in connection with the operation and maintenance of the

Facility. By submitting such a projected budget, Manager will not be deemed to be providing a guarantee or warranty as to the projected revenue, expenses or capital expenditures of the Facility.

               (B) Adoption. The Facility budget for the period ending December 31, l997 referred to in the immediately preceding paragraph and each annual budget as finally established in accordance with this subparagraph (B) (including as it may thereafter be revised from time to time during a calendar year pursuant to the written agreement of Owner and Manager), as the same may be modified by Owner and Manager, shall constitute an "Annual Budget" for all purposes under this Agreement. Owner shall, within fifteen (15) days following receipt from Manager of a proposed annual budget proposal, notify Manager of either (1) Owner's approval of such proposed annual budget or (2) those items of which Owner approves and those items of which Owner disapproves. In the event that Owner does not either approve or disapprove of, in total or in part, such proposed annual budget in writing within such 15-day period, then such proposed annual budget shall be deemed approved by Owner and shall be the Annual Budget for such calendar year. If Owner disapproves of the proposed annual budget either in total or in part within such 15-day period, then Owner and Manager shall have thirty (30) days from the date of Owner's disapproval notice to formulate a mutually agreeable Annual Budget. If the parties are unable to reach an agreement within said thirty (30) day period, then the Annual Budget for the immediately preceding calendar year, including any such prior Annual Budget determined in accordance with this sentence, increased by the greater of 5% and the percentage increase in the Consumer Price Index -- Urban Wage Earners (or, if such index is no longer published, such other index as is determined by Manager in good faith to be comparable) during the 12-month period ended on November 3Oth of such preceding year, shall constitute the Annual Budget pending the final adoption of an Annual Budget; provided, however, that the budgeted items for the categories of heat, light, power, insurance and real estate taxes shall be deemed increased as required to reflect actual expenses for the succeeding calendar year).

               (C) Efforts to Operate within Annual Budget. Manager agrees to use its reasonable best efforts to operate the Facility in accordance with the Annual Budgets. Subject to the foregoing limitation, Owner shall be responsible on a periodic basis, as and when needed, for all expenses and capital expenditures incurred in connection with the operation and maintenance of the Facility, including, without limitation, Fees and cost overruns which exceed the projections in the then current Annual Budget; provided, however, that (except as provided in the next sentence) Owner shall not be responsible for cost overruns which exceed the relevant amount provided for in such Annual Budget by more than 10%, if the incurrence of such overruns was subject to or within the reasonable control of Manager. Notwithstanding anything in this Agreement, if Manager determines in good faith that the incurrence of any expenditure is required in order to comply with applicable law or regulations, then, with Owner's prior approval, which shall not be unreasonably withheld, Manager shall be entitled to make such expenditures, and all such expenditures shall be deemed, for all purposes of this Agreement, to be in accordance with the then current Annual Budget.

               (xiii) Collection of Accounts. Manager shall issue bills and collect accounts and monies owed for goods and services furnished by the Facility, including, but not limited to, enforcing the rights of Owner and the Facility as creditor under any contract or in connection with the rendering of any services. Any actions taken by Manager to collect said accounts receivable shall be in accordance with the applicable laws, rules and regulations governing the collection of accounts receivable and in accordance with the applicable Annual Budget.

               (xiv) Contracts. Subject to Owner's prior approval, Manager shall negotiate, enter into, secure, cancel and/or terminate such agreements and contracts which Manager may deem necessary or advisable for the operation of the Facility, including, without limitation, the furnishing of concessions, supplies, utilities, extermination, refuse removal and other services. Where lawful and provided Owner has approved, said agreements and contracts will be entered into in the name of and on behalf of Owner.

          (b) Exclusive Representative. It is understood and agreed that Manager shall be the exclusive representative of Owner for purposes of communicating and dealing directly with the regulatory authorities, governmental agencies, employees, independent contractors, suppliers, residents, sponsors, licensees, customers and guests of the Facility. Any communications from Owner to such persons or entities or authorities shall be directed through Manager unless Owner determines that direct communications between Owner and one or more such persons or entities is appropriate. Owner currently maintains and will continue to maintain contact relationships with certain of the above-mentioned persons and entities.

     2. Insurance. Manager shall arrange for and maintain all necessary and proper hazard insurance covering the Facility, including the furniture, fixtures and equipment situated thereon, all necessary and proper malpractice and public liability insurance for Manager's and Owner's protection and for the protection of Manager's and Owner's directors, officers, partners, agents and the Facility's personnel. Manager shall also arrange for and maintain all employee health and worker's compensation insurance for the Facility's personnel. Any insurance provided pursuant to this paragraph shall comply with the requirements of any applicable

Facility mortgage or lease and, with the exception of the insurance maintained by Manager for its own protection, shall be an expense of the Facility.

     3. Proprietary Interest. The systems, methods, procedures and controls employed by Manager and any written materials or brochures developed by Manager to document the same are to remain the property of Manager provided, Manager shall provide Owner with a copy or copies of such materials and brochures.

     4. Term of Agreement; Effect of Termination. Unless this Agreement is sooner terminated as hereinafter provided in Section 5 or in this Section 4 or as otherwise agreed in writing, the initial term of this Agreement shall commence on the date hereof and shall end on April 30, 1999, with successive automatic renewal periods of one (1) year each thereafter, unless either party notifies the other in writing, within sixty (60) days prior to the expiration of the then current term, of such party's intention not to exercise the then upcoming automatic renewal period. This Agreement may be terminated (i) by Owner
(a) upon sixty (60) days' prior written notice to Manager given at any time after the last day of the 24th month of the term of this Agreement or (b) at any time after the date hereof for Cause (as hereinafter defined), or (ii) by Manager upon sixty (60) days' prior written notice to Owner given at any time after the date hereof; provided, however, that in the event of a termination by Manager pursuant to clause (ii) above, Manager shall cooperate with and assist Owner in engaging a qualified replacement manager for the Facility. Upon any termination of this Agreement pursuant to the immediately preceding sentence, the parties hereto shall have no further obligations or liabilities other than the right of Manager to receive Fees through the date of termination and Manager's obligation to cooperate with Owner to facilitate a smooth transition to a qualified replacement manager for the Facility, except that, upon the expiration or earlier termination of this Agreement for any reason, the parties shall cooperate (at Owner's expense) to minimize the impact of the change on the residents of the Facility, and during any such period for which Manager provides services or assists in the operation of the Facility in connection therewith it shall be entitled to receive an appropriate fee therefor.

     For purposes of this Agreement, "Cause" shall mean (i) fraud, misappropriation or embezzlement by Manager involving Owner's property or other wrongful acts by Manager that materially impair the goodwill or business of Owner or the Facility or that cause material damage to Owner's property, goodwill or business or (ii) continued failure by Manager to substantially perform its duties and obligations owing to Owner under this Agreement, after a written demand for performance by Manager is delivered to Manager by Owner that specifically identifies the manner in which Owner believes Manager has not substantially performed its duties and after Manager has been given at least thirty (30) days in which to cure such performance deficiencies.

      5.  Events of Default and Remedies.

          (a) Defaults. Each of the following shall constitute an Event of Default hereunder:

          (i) if Owner shall fail to pay or allow payment of any installment of the Fees due to Manager in accordance with Section 8 hereof for a period of thirty (30) days after written notice of such default from Manager;

          (ii) if either Owner, on the one hand, or Manager, on the other, fails to perform in any material respect any term, provision, or covenant of this Agreement (other than as set forth in Section 5(a) (i)) and (A) such failure continues for thirty (30) days after written notice from the other party specifying such failure to perform (unless such failure cannot reasonably be cured within such 30-day period, in which event, the defaulting party shall have an additional period, not to exceed an additional thirty (30) days, in which to cure the default) or (B) the defaulting party fails to endeavor vigorously, diligently and continuously to cure such default as promptly as is practicable; or

          (iii) if either Owner, on the one hand, or Manager, on the other, is dissolved or liquidated, applies for or consents to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets, files a voluntary petition in bankruptcy or is the subject of an involuntary bankruptcy filing, makes a general assignment for the benefit of creditors, or files a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Owner or Manager bankrupt or insolvent or approving a petition seeking reorganization of Owner or Manager or appointing a receiver, trustee or liquidator for such party of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days.

          (b) Remedies. At any time after the occurrence and during the continuance of an Event of Default, the party who has not committed or suffered the Event of Default may, at its option, terminate this Agreement by giving written notice to the other party and, except as provided in this Agreement, shall be entitled to exercise all rights and remedies available under applicable law; provided, however, that Owner may cause the effective date of any termination by Manager to be deferred for up to ninety (90) days to afford Owner the opportunity to engage a replacement manager of the

Facility and to facilitate a smooth transition to such replacement manager.

     6.   Facility Operations.

          (a) No Guarantee of Profitability. Manager does not guarantee that operation of the Facility will be profitable, but Manager shall use its best efforts to operate the Facility in as cost effective and profitable a manner as reasonably possible consistent with maintaining operations in accordance with the senior and assisted living industry's then prevailing standards in the geographic area in which the Facility is located.

          (b) Standard of Performance; Acting within Budget. In performing its obligations under this Agreement, Manager shall use its reasonable best efforts and act in good faith and with professionalism in accordance with the Annual Budgets and the prevailing standards of the senior and assisted living industry in the geographic area in which the Facility is located.

          (c) Force Majeure. The parties will not be deemed to be in violation of this Agreement if they are prevented from performing any of their respective obligations hereunder for any reason beyond their control, including, without limitation, strikes, shortages, war, acts of God, or any applicable statute, regulation or rule of federal, state or local government or agency thereof having jurisdiction over the Facility or the operations thereof.

     7. Withdrawal of Funds by Manager. Owner and Manager acknowledge and agree that the efficient operation of the Facility requires that Manager have ready access to the funds required therefor. Accordingly, unless otherwise agreed by Owner and Manager, Owner agrees not to withdraw any funds from the Facility's bank account(s) reasonably believed by Manager to be required for the proper operation of the Facility or maintenance of appropriate reserves with respect thereto as set forth in the most recently approved Annual Budget.

     8. Fees. During the term of this Agreement, Manager shall be entitled to receive management fees (the "Fees") equal to five percent (5%) of the gross revenues of the Facility during each month or portion thereof occurring during such term. Fees shall be paid on a monthly basis simultaneously with the delivery by Manager to Owner of the monthly statements provided for in Section 1(a)(vii).

     9. Assignment. This Agreement shall not be assigned (including by operation of law, whether by merger or consolidation (excluding a merger effected solely for the purpose of changing Owner's jurisdiction of incorporation that does not affect the stock ownership of Owner in any material respect) or otherwise) by

Owner, on the one hand, or by Manager, on the other, without the prior written consent of the other party; provided, however, that to the extent permitted by applicable law and regulations, and subject to the receipt of all required licenses, permits, approvals and authorizations of applicable governmental agencies, this Agreement may be assigned by Manager to one or more corporations or other legal entities all the shares (and, in the case of legal entities other than corporations, all the equity ownership and voting control) of which are owned by Manager or by Brookdale Living Communities, Inc. (the owner of all of the outstanding stock of Manager).

           10. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three
(3) business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

          If to Owner, to:

               The Island on Lake Travis, Ltd.
               c/o The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn: Michael W. Reschke

          With a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn: Robert J. Rudnik

          If to Manager, to:

               Brookdale Living Communities, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attn: President

     With a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attn: Wayne D. Boberg

     11. Relationship of the Parties. The relationship of Manager to Owner in connection with this Agreement shall be that of an independent contractor, and all acts performed by Manager during the term hereof shall be deemed to be performed in Manager's capacity as an independent contractor. Nothing contained in this Agreement is intended to or shall be construed to give rise to or create a partnership or joint venture or lease between Owner, its successors and assigns, on the one hand, and Manager, its successors and assigns, on the other hand.

     12. Entire Agreement. This Agreement and any documents executed in connection herewith contain the entire agreement among the parties and shall be binding upon their respective successors and assigns, and shall be construed in accordance with the laws of the State of Texas. This Agreement may not be modified or amended except by written instrument signed by the parties hereto.

     13. Contract Modifications for Certain Legal Events. In the event any state or federal laws or regulations, whether now existing or enacted or promulgated after the effective date of this Agreement, are interpreted by judicial decision, a regulatory agency or legal counsel of both parties in such a manner as to indicate that the structure of this Agreement may be in violation of such laws or regulations, Owner and Manager agree to cooperate in restructuring their relationship and this Agreement to eliminate such violation or to reduce the risk thereof to the extent such restructuring can be accomplished upon commercially reasonable terms; provided, that any such restructuring shall, to the maximum extent possible, preserve the underlying economic and financial arrangements between Owner and Manager. The parties agree that such amendment may require either or both parties to obtain appropriate regulatory licenses and approvals.

     14. Captions. The captions used herein are for convenience of reference only and shall not be construed in any manner to limit or modify any of the terms hereof.

     15. Severability. In the event one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable in any respect under applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be impaired thereby.

     16. Remedies Cumulative; No Waiver. No right or remedy herein conferred upon or reserved to any of the parties hereto is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder, or now or hereafter legally existing upon the occurrence of an Event of Default hereunder. The failure of any party hereto to insist at any time upon the strict observance or performance of any of the provisions of this Agreement or to exercise any right or remedy as provided in this Agreement shall not impair any such right or remedy or be construed as a waiver or relinquishment thereof with respect to subsequent defaults. Every right and remedy given by this Agreement to the respective parties hereto may be exercised from time to time and as often as may be deemed expedient by such parties. To the extent either party hereto incurs legal fees and expenses in connection with such party's enforcement of any of its rights hereunder as a result of a breach of this Agreement by the other party hereto (the "Breaching Party"), then, to the extent it is determined, either by the admission of the Breaching Party or by a court having competent jurisdiction over such dispute, that the Breaching Party had committed the alleged breach of this Agreement, then the Breaching Party shall pay all such reasonable attorneys' fees and expenses incurred by the other party in connection with such enforcement.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and each such counterpart shall together constitute but one and the same Agreement.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be executed and delivered in their names and on their behalf as of the date first set forth above.

                                   OWNER:

                                   THE ISLAND ON LAKE TRAVIS, LTD., a
                                     Texas limited partnership

                                   By: The Lake Travis Island, Ltd.,
                                       a Texas limited partnership,
                                       its General Partner

                                   By: The Prime Group, Inc., an
                                       Illinois corporation, its
                                       General Partner

                                   By:
                                       ------------------------------------

                                   Name:
                                        -----------------------------------

                                   Title:
                                          ---------------------------------

                                   MANAGER:

                                   BROOKDALE LIVING COMMUNITIES OF
                                   TEXAS, INC., a Delaware corporation

                                   By:
                                      -------------------------------------

                                   Name:
                                        -----------------------------------

                                   Title:
                                         ----------------------------------

                                                                      SCHEDULE A
                            DESCRIPTION OF FACILITY

The real property and improvements commonly known as The Island and Lake Travis located at 3404 American Drive, Lago Vista, Texas.

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                                   EXHIBIT G
                                       TO
                              FORMATION AGREEMENT

                          FORM OF INDEMNITY AGREEMENT

                           INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of May 7, 1997, is made and entered into by and between Brookdale Living Communities, Inc., a Delaware corporation (the "Company"), and Michael W. Reschke ("Indemnitee"), an individual who is a director and/or officer of the Company.

                                   RECITALS

     WHEREAS, Section 6 of the Amended and Restated By-laws of the Company (the "By-laws"), in part, provides that the Company, subject to the limitations set forth therein, shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative and whether by or in the right of the Company or otherwise, by reason of the fact that he or she is or was an officer or director of the Company or is or was serving at the request of the Company as an officer, director, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust, or other enterprise; and

     WHEREAS, in recognition of Indemnitee's need for protection against personal liability in order to enhance Indemnitee's continued service to the Company and Indemnitee's reliance on the provisions of Section 6 of the By-laws requiring indemnification under certain circumstances, and in part to provide Indemnitee with specific contractual assurance that indemnification protection will be available and to implement such By-law provisions, the Company wishes to provide in this Agreement for the indemnification of, and the advancement of expenses to, Indemnitee to the fullest extent permitted by law.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Right to Indemnification. The Company shall, to the fullest extent permitted by applicable law in effect from time to time, but subject to the limitations set forth in this Agreement, indemnify and hold harmless Indemnitee in the event that Indemnitee was or is a party to or is involved or becomes involved in any manner (including, without limitation, as a party, intervenor or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation, any action, suit or proceeding by or in the right of the Company to procure a judgment in its favor) (a "Proceeding"), by reason of the fact that

Indemnitee, or a person of whom Indemnitee is the legal representative, is or was a director and/or officer of the Company, or is or was serving at the request of the Company as an officer, director, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise (including, without limitation, service with respect to an employee benefit plan), against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, taxes, penalties and amounts paid or to be paid in settlement) reasonably incurred by Indemnitee in connection with such Proceeding. Such indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law in effect from time to time.

     2. Indemnification; Not Exclusive Right. The right of indemnification provided in this Agreement shall not be exclusive of and shall be in addition to, and not in lieu of, any other rights to which Indemnitee may otherwise be entitled under applicable law, the By-laws, or otherwise. Nothing in this Agreement shall diminish or otherwise restrict Indemnitee's right to indemnification under applicable law, the By-laws or otherwise. The provisions of this Agreement shall inure to the benefit of the heirs, executors, administrators and other legal representatives of Indemnitee and shall be applicable to Proceedings commenced or continuing after the adoption of this Agreement, whether arising from acts or omissions occurring before or after its execution and delivery.

     3. Advancement of Expenses; Procedures; Presumptions and Effect of Certain Proceedings; Remedies. In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions and remedies shall apply with respect to the advancement of expenses and the right to indemnification under this Agreement:

     (a) Advancement of Expenses. All reasonable expenses incurred by or on behalf of Indemnitee in the defense of or other involvement in or otherwise in connection with any Proceeding shall be advanced to Indemnitee by the Company within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by Indemnitee and, if required by law in effect at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay the amounts advanced if it should ultimately be determined that Indemnitee is not entitled to be indemnified against such expenses pursuant to this Agreement.

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     (b) Procedure for Determination of Entitlement to Indemnification.

         (i) To obtain indemnification under this Agreement, Indemnitee shall submit to the Secretary of the Company a written request, including such documentation and information as is reasonably available to Indemnitee and reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of Indemnitee's entitlement to indemnification shall be made not later than sixty (60) days after receipt by the Company of the written request for indemnification together with the Supporting Documentation. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors of the Company (the "Board of Directors") in writing that Indemnitee has requested indemnification pursuant to this Agreement.

         (ii) Indemnitee's entitlement to indemnification under this Agreement shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the Board of Directors; (B) by a written opinion of Independent Counsel (as hereinafter defined) if (1) a Change of Control (as hereinafter defined) shall have occurred and Indemnitee so requests or (2) there are no Disinterested Directors, or a majority of Disinterested Directors, even though less than a quorum, so directs; (C) by the stockholders of the Company (but only if a majority of the Disinterested Directors, even though less than a quorum, presents the issue of entitlement to indemnification to the stockholders for their determination); or (D) as provided in Section 3(c).

         (iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 3(b)(ii), a majority of the Disinterested Directors, or in the absence of any Disinterested Directors, a majority of the Board of Directors, shall select the Independent Counsel, but only an Independent Counsel to which Indemnitee does not reasonably object; provided, however, that if a Change of Control shall have occurred, Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board of Directors does not reasonably object.

     (c) Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Agreement, Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a request for indemnification together with the Supporting Documentation in accordance with Section 3(b)(i), and thereafter the Company shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons

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empowered under Section 3(b) to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor together with the Supporting Documentation, Indemnitee shall be deemed to be entitled to indemnification and shall be entitled to such indemnification unless (A) Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in Section 1, or of any claim, issue or matter herein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

     (d)  Remedies of Indemnitee.

          (i) In the event that a determination is made pursuant to Section 3(b) that Indemnitee is not entitled to indemnification under this Agreement, Indemnitee shall be entitled to seek an adjudication of his or her entitlement to such indemnification either at Indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; it being understood that any such judicial proceeding or arbitration shall be de novo and Indemnitee shall not be prejudiced by reason of such adverse determination; and in any such judicial proceeding or arbitration the Company shall have the burden of proving that Indemnitee is not entitled to indemnification under this Agreement.

          (ii) If a determination shall have been made or deemed to have been made, pursuant to Section 3(b) or (c), that Indemnitee is entitled to indemnification, the Company shall be obligated to pay the amounts constituting such indemnification within ten (10) business days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless (A) Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. In the event that advancement of expenses is not timely made pursuant to Section 3(a) or payment of indemnification is not made within ten (10) business days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 3(b) or (c), Indemnitee shall be entitled to seek judicial enforcement of

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the Company's obligation to pay to Indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the Company may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of Indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or (B) of this clause (ii) (a "Disqualifying Event"); provided, however, that in any such action the Company shall have the burden of proving the occurrence of such Disqualifying Event.

     (iii) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 3(d) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

     (iv) In the event that Indemnitee, pursuant to this Section 3(d), seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any expenses actually and reasonably incurred by Indemnitee if Indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, all such expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be paid.

     (e) Definitions.  For the purposes of this Section 3:

     (i) "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, that without limitation, such a change in control shall be deemed to have occurred if (A) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Act) (other than The Prime Group, Inc., an Illinois corporation) becomes after the date hereof the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such acquisition; (B) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (C) during any

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period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

          (ii) "Disinterested Director" means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (iii) "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five (5) years has been, retained to represent (A) the Company or Indemnitee in any matter material to either such party or (B) any other party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

     4. Notification and Defense of Claim. Promptly after receipt of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim for indemnification in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof, but the omission so to notify the Company will not relieve the Company from any liability that the Company may have to Indemnitee under this Agreement unless the Company is materially prejudiced thereby. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

     (a) the Company will be entitled to participate therein at its own expense; and

     (b) except as otherwise provided below, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of the Company's election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such action, suit or proceeding, but the fees and disbursements of such counsel incurred after notice from the Company of the

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Company's assumption of the defense thereof shall be at the expense of
Indemnitee unless (i) the employment by counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, (iii) such action, suit or proceeding seeks penalties or other relief against Indemnitee with respect to which the Company could not provide monetary indemnification to Indemnitee (such as injunctive relief or incarceration) or (iv) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and disbursements of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of an any action, suit or proceeding brought by or on behalf of the Company, or as to which Indemnitee shall have reached the conclusion specified in clause (ii) above, or which involves penalties or other relief against Indemnitee of the type referred to in clause (iii) above. It is acknowledged that a director or former director shall be entitled under circumstances specified in the By-laws to expenses of separate legal counsel, up to the amount specified therein.

     (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Company's written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold consent to any proposed settlement.

     5. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, legal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6. Company's Right to Indemnification. Nothing in this Agreement shall diminish, limit or otherwise restrict or modify in any way the Company's right to indemnification or contribution from an Indemnitee or an Indemnitee's obligation to indemnify or hold harmless the Company under any agreement, instrument, commitment or understanding now or hereafter in effect.

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     7.  Cancellation.  The Company may cancel the provisions of this Agreement prospectively only upon thirty (30) days' prior written notice to Indemnitee, in order to afford Indemnitee an opportunity to resign as an officer and/or director of the Company rather than continue to serve absent indemnification provided under this Agreement; it being understood that "prospectively only" shall mean that the Agreement shall remain in full force and effect for all acts or omissions that occur, and all Proceedings which are based on acts or omissions which have or allegedly have occurred, through the effective date of any such cancellation.

     8. Amendments and Waiver. No amendment, modification or discharge or this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No delay or failure on the part of any party in exercising any right, power or privilege under this Agreement or under any other instrument given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

     9. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution and delivery of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     10. No Duplication of Payment. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law provision or otherwise) of the amounts otherwise indemnifiable hereunder.

     11. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service guaranteeing next business day delivery, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, in each case with applicable postage or


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delivery charges prepaid, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

          If to the Company, to:

               Brookdale Living Communities, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois  60601
               Attn:  President

          With a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois  60601
               Attn:  Wayne D. Boberg

          If to Indemnitee, to:

               Michael W. Reschke
               c/o The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois  60601

     12. Governing Law; Headings. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of interpretation of this Agreement.

                            [signature page follows]


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     IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed and delivered on their behalf as of the date first written above.
                                                   THE COMPANY:

                                                   BROOKDALE LIVING COMMUNITIES,
                                                   INC., a Delaware corporation


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                   INDEMNITEE:


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------



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